   As filed with the Securities and Exchange Commission on February 28, 2003.

                                                          Registration No. 33-12
                                                      1940 Act File No. 811-4401

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                       Post-Effective Amendment No. 66             [X]
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940              [ ]
                              Amendment No. 68                     [X]
                        (Check Appropriate box or boxes)

                                 ---------------

                             NORTH TRACK FUNDS, INC.

               (Exact Name of Registrant as Specified in Charter)

     250 EAST WISCONSIN AVENUE, SUITE 2000
     MILWAUKEE, WISCONSIN                                  53202
     (Address of Principal Executive Offices)            (Zip Code)

       Registrant's Telephone Number, including Area Code: (414) 334-5521

                               Robert J. Tuszynski
                                    President
                             North Track Funds, Inc.
                            250 East Wisconsin Avenue
                                   Suite 2000
                           Milwaukee, Wisconsin 53202
                     (Name and Address of Agent for Service)

                                    Copy to:
                             Charles M. Weber, Esq.
                               Quarles & Brady LLP
                            411 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

          It is proposed that this filing will become effective (check appropriate box):
              [ ] immediately upon filing pursuant to paragraph (b)
              [ ] on [date] pursuant to paragraph (b)
              [ ] 60 days after filing pursuant to paragraph (a)(1)
              [X] on May 1, 2003 pursuant to paragraph (a)(1)
              [ ] 75 days after filing pursuant to paragraph (a)(2)
              [ ] on [date] pursuant to paragraph (a)(2) of Rule 485

   If appropriate, check the following box:
       [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                             NORTH TRACK FUNDS, INC.
                                CASH RESERVE FUND

            CLASS X, CLASS B AND CLASS C COMMON STOCK (RETAIL SHARES)


         The Cash Reserve Fund (the "Fund") is a mutual fund series of North Track Funds, Inc. ("North Track"). The Fund, a money market fund, seeks to provide investors with a high level of current income consistent with stability of principal and the maintenance of liquidity. The Fund invests primarily in domestic money market securities with a weighted average maturity of 90 days or less. The longest maturity will be 397 days. B.C. Ziegler and Company (the "Advisor") is the Fund's investment adviser.

         The Fund offers three classes of shares, Class X, Class B and Class C Common Stock (the "Retail Shares"), and Class Y Common Stock (the "Institutional Shares") (referred to together as the "Classes"). This Prospectus discusses only the Retail Shares. The Fund's Institutional Shares are offered by a separate prospectus.

         This Prospectus has information you should know before you decide to purchase Retail Shares of the Fund. Please read it carefully and keep it with your investment records. There is a table of contents on the next page which allows you to quickly find information about investment strategies, buying and selling shares and other information about the Fund.

================================================================================

         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

================================================================================

THE DATE OF THIS PROSPECTUS IS MAY 1, 2003.

                                 QUICK REFERENCE

INVESTMENTS, RISKS AND PERFORMANCE SUMMARY:

Investment objectives and risks associated with the Fund ................................
Performance information .................................................................
Fees and expenses .......................................................................

MANAGEMENT:

Investment Advisor ......................................................................

ACCOUNT INFORMATION, SHAREHOLDER SERVICES AND HOW TO BUY OR SELL SHARES:

How to buy Fund shares (including sales charges and combined purchase programs) .........
How to redeem Fund shares ...............................................................
How to exchange with other North Track Funds ............................................
How to begin an automatic investment plan ...............................................
How to begin an automatic withdrawal plan ...............................................
IRA and other retirement plan programs ..................................................

                               RISK/RETURN SUMMARY

         INVESTMENT OBJECTIVE. The Cash Reserve Fund seeks to provide investors with a high a level of current income consistent with the stability of principal and the maintenance of liquidity.

         PRINCIPAL INVESTMENT STRATEGIES. The Advisor's principal investment strategies include:

         o Investing in U.S. dollar-denominated money market securities, including U.S. Government securities and repurchase agreements.

         o Investing more than 25% of total assets in the financial services industry.

         o Investing in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

         PRINCIPAL INVESTMENT RISKS. The Fund is subject to the following principal investment risks:

         o Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.

         o Financial Services Exposure. Changes in government regulation or economic downturns can have a significant negative affect on issuers in the financial services sector. The Fund frequently concentrates its investments in this sector.

         o Issuer-Specific Changes. A decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

         An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Fund.

         PERFORMANCE INFORMATION. The bar chart and table below provide you with information regarding the Fund's annual return on its Class X Retail Shares. You should bear in mind that past performance is not an indication of future results.

         The bar chart demonstrates the variability of the annual total returns of Class X Retail Shares of the Fund for the calendar years indicated. In 1995 and 1997, the Advisor made capital contributions to the Fund to offset certain capital losses. Without those contributions, the returns for those years would have been lower. The Fund's Class B Retail Shares carry a higher Rule 12b-1 fee than its Class X Retail Shares. Accordingly, the total returns reflected for the Portfolio's Class X Retail Shares are greater than total returns would have been for the Portfolio's Class B Retail Shares over the same periods. No performance information is available for the Fund's Class C shares because they were not available until May 2003.


                                   [BAR GRAPH]

1994    1995    1996    1997    1998    1999    2000    2001    2002
----    ----    ----    ----    ----    ----    ----    ----    ----
3.64%   5.32%   4.78%   4.80%   4.77%   4.34%   5.64%   3.37%   1.09%


          HIGHEST QUARTERLY RETURN:               LOWEST QUARTERLY RETURN:
          1.47%, 3rd Quarter 2000                 0.21%, 4th Quarter 2002


         The table below shows the average annual total returns on the Fund's Class X and Class C Retail Shares for the periods presented.

                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2002)

             ONE YEAR          FIVE YEARS          SINCE INCEPTION (4/3/93)
             --------          ----------          ------------------------
Class X        1.09%              3.83%                     4.10%

             ONE YEAR                              SINCE INCEPTION (12/15/99)
             --------                              --------------------------
Class B        0.47%                                        2.75%

         The seven-day yield on the Fund's Retail Shares as of December 31, 2002 was 0.99% for Class X and 0.19% for Class B. For current yield information, please call 1-800-826-4600.

         FEES AND EXPENSES. You should carefully consider fees and expenses when choosing a money market fund. As a shareholder, you pay the costs of operating a fund, plus any transaction costs associated with buying, selling and exchanging shares.

         Annual fund operating expenses are expenses that a money market fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services and other activities of the fund. Money market funds pay annual operating expenses out of their assets. Therefore, operating expenses reduce your total return.

         The following table describes the fees and expenses that you may pay if you buy, hold, sell or exchange Retail Shares of the Fund.

                                                    CLASS X           CLASS B          CLASS C
                                                    -------           -------          -------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases             None              None             None
and reinvested distributions

Contingent Deferred Sales Charge (Load) (as a        None              5.00%(1)         1.00%(2)
percentage of the original purchase price or
redemption proceeds, whichever is less)(1)

Redemption Fee(3)                                    None              None             None

Exchange Fee                                         None              None             None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management Fees                                      0.20%             0.20%            0.20%

Distribution (12b-1) Fees                            0.15%             1.00%            1.00%

Other Expenses                                       0.57%             0.32%            0.32%
                                                     -----             -----            -----
Annual Fund Operating Expenses                       0.92%             1.52%            1.52%
                                                     =====             =====            =====

--------------

(1) The contingent deferred sales charge on Class B shares declines each year that you own your Class B shares and is eliminated after six years. The Class B shares automatically convert to Class X shares after they have been held for eight years. See "Redeeming Shares - Contingent Deferred Sales Charge on Class B Shares."

(2) The contingent deferred sales charge on Class C shares is eliminated after the shares have been held for 18 months. See "Redeeming Shares - Contingent Deferred Sales Charge on Class C Shares."

(3) We charge investors a wire redemption fee, which is currently $12.00 per wire. Also, there is a $10.00 service fee for redemptions of less than $250 made by check for Class X Retail Shares.

         The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds. It assumes that:

         o        You invest $10,000 for the periods shown;

         o        Your investment has a 5% return each year; and

         o        The Fund's operating expenses remain the same.

         Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:

Class X         $ 94          $293         $509         $1,131
Class B         $655          $780         $929         $1,653*
Class C         $255          $480         $829         $1,813

IF YOU DO NOT SELL YOUR SHARES:

Class B         $155          $480         $829         $1,653*
Class C         $155          $480         $829         $1,813

--------------

* Reflects conversion of Class B shares to Class X shares after eight years, lowering your annual expenses from that time on.

         If you wish to review historical financial information about the Fund, please refer to the section of this Prospectus captioned "Financial Highlights."


                      INVESTMENT OBJECTIVES AND STRATEGIES

GENERAL INFORMATION

         The Fund was established in 1993 with a single Class of common stock. Initially the Fund operated as a retail spoke of a two-tiered, master/feeder structure. Effective January 1, 1996, the Fund was restructured with Class X Retail Shares and Class Y Institutional Shares. The Fund first began offering Class B Retail Shares on December 15, 1999 and first began offering Class C Retail Shares on May 1, 2003.

         Class B and Class C Retail Shares of the Fund are designed as a short-term investment alternative for shareholders who own Class B or Class C shares (as the case may be) of any North Track fund, and who, because of their concern over market conditions, wish temporarily to reduce their exposure to the equity markets. The Class B and Class C Retail Shares of the Fund are subject to the same contingent deferred sales charges and Rule 12b-1 service and distribution fees as Class B and Class C shares of any other North Track fund. See "Purchasing Shares" for a more detailed description of the contingent deferred sales charge and Rule 12b-1 fee applicable to Class B and Class C Retail Shares. BECAUSE THIS FEE STRUCTURE IS RELATIVELY HIGH FOR A MONEY MARKET INVESTMENT, YOU SHOULD PURCHASE

CLASS B OR CLASS C RETAIL SHARES OF THE CASH RESERVE FUND ONLY IN CONNECTION WITH A TEMPORARY EXCHANGE FROM CLASS B OR CLASS C SHARES OF ANY ONE OR MORE OF THE OTHER NORTH TRACK FUNDS.

INVESTMENT OBJECTIVE

         The Fund seeks to provide investors with a high level of current income consistent with the stability of principal and the maintenance of liquidity.

INVESTMENT STRATEGIES

         To achieve its investment objective, the Fund invests in U.S. dollar-denominated short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks and domestic branches and subsidiaries of foreign banks; repurchase agreements and high quality domestic commercial paper an other short-term corporate obligations, including those with floating or variable rates of interest. In addition, the Fund may lend portfolio securities, enter into reverse repurchase agreements and, to a limited extent, invest in securities issued by foreign banks and corporations outside the United States.

         The Fund may invest more than 25% of its total assets in obligations of domestic branches of domestic banks.

         In buying and selling securities for the Fund, the Advisor complies with industry-standard requirements for money market funds regarding the quality, maturity and diversification of the fund's investments. The Advisor stresses maintaining a stable $1.00 share price, liquidity and income.

         The Board of Directors of North Track has established minimum credit standards governing the securities that the Fund may purchase. Among other requirements, the Fund's securities must be rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (unless the instrument is rated by only one such rating agency, in which case a single rating is sufficient) or, if unrated, are determined by the Advisor to be of comparable quality under the Board of Directors' guidelines and procedures. The Fund will invest at least 95% of its total assets in securities rated in the highest category or, if unrated, determined by the Advisor to be of comparable quality. The rating organizations that rate the money market instruments in which the Fund may invest include Moody's Investors Service, Inc., Standard & Poor's, Duff & Phelps, Fitch Ratings and Thomson Bank Watch, Inc.

DESCRIPTION OF PRINCIPAL SECURITY TYPES

         Money Market securities are high quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity. Taxable money market securities include bank certificates of deposit, bank acceptances, bank time deposits, notes, commercial papers and U.S. Government securities.

         U.S. Government securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government Securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.

         A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

INVESTMENT RISKS

         Many factors affect the Fund's performance. The Fund's yield will change daily based on changes in interest rates and other market conditions. Although the Advisor manages the Fund to maintain a stable $1.00 share price, there is no guarantee that it will be successful. For example, a major increase in short-term interest rates or a decrease in the credit quality of the issuer of one of the Fund's investments could cause the Fund's share price to decrease. It is important to note that neither the Fund's share prices nor its yield are guaranteed by the U.S. Government.

         The following factors may significantly affect the Fund's performance:

         Interest Rate Changes. Money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a money market security will fall when interest rates rise and will rise when interest rates fall. Securities with longer maturities and the securities of issuers in the financial services industry tend to be more sensitive to interest rate changes. Sometimes securities have new or novel features that are designed for specific market environments. If the structure of the security does not function as planned, the security could decline in value. Also, the behavior of these securities under various and changing market environments is not always well understood. Their values can decline unexpectedly.

         Financial Services Exposure. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the financial services sector can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

         Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions all can affect the credit quality or value of an issuer's securities. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes.

                                   MANAGEMENT

INVESTMENT ADVISOR

         B.C. Ziegler and Company ("Ziegler" or the "Advisor") is the investment advisor for the Fund. Ziegler also serves as distributor, accounting/pricing agent, administrative servicing agent and shareholder servicing agent for the Fund. In addition to managing the Fund and the other North Track funds, Ziegler provides counseling services to retail and institutional clients to help them select investment advisors appropriate to manage their assets. In this capacity, Ziegler monitors and assesses the performance of numerous investment advisers and makes recommendations to its clients. As of April 1, 2003, Ziegler and its affiliates had approximately $___ billion of assets under discretionary management. Ziegler is a wholly-owned subsidiary of The Ziegler Companies, Inc., a publicly owned financial services holding company. Ziegler's address is 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin 53202.

         Ziegler provides the Fund with overall investment advisory services and administrative services. For the year ended December 31, 2002, the Fund paid 0.20% of its average net assets in advisory fees.


                                PURCHASING SHARES

GENERAL INFORMATION

         This prospectus describes three classes of Retail Shares: Class X shares, Class B shares and Class C shares. Each Class has its own sales charge and expense structure, as noted below.

         You may buy Class X Retail Shares through Ziegler and selected dealers. You also may purchase shares in connection with asset allocation programs, wrap free programs and other programs of services offered or administered by broker-dealers, investment advisors, financial institutions and certain other service providers, provided the program meets certain standards established from time to time by Ziegler.

         Class B and Class C Retail Shares of the Fund are each subject to a contingent deferred sales charge (though the charges vary) and a 1.00% Rule 12b-1 fee, each of which is described in more detail below. Because of this higher fee structure, if you wish to purchase and hold Retail Shares directly, you should purchase Class X shares rather than Class B or Class C shares.

         The Fund offers its Class B and Class C Retail Shares primarily as a short-term investment alternative for shareholders who hold Class B or Class C shares of any of the other North Track mutual funds, but who wish temporarily to reduce their exposure to the stock market. Under uncertain or adverse market conditions, a shareholder may wish temporarily to exchange his or her Class B or Class C shares of any of the other North Track mutual funds for Class B or Class C Retail Shares of the Cash Reserve Fund. Later, when the shareholder believes the equity markets are again more favorable, the shareholder may wish to exchange some or all of his or her Class B or Class C Retail Shares of the Fund back into Class B or Class C shares of any of the other North Track mutual funds. Alternatively, the shareholder may redeem his or her Class B or Class C Retail Shares of the Fund for cash, subject to applicable contingent deferred sales charges as described below.

         The following table shows which Classes of shares are available for the Fund, and highlights some of the differences between the three Classes.

CLASS X SHARES                               CLASS B SHARES                        CLASS C SHARES
No front-end sales charge              No front-end sales charge           No front-end sales charge

No contingent deferred sales           Maximum 5.00% contingent            1.00% contingent deferred
charge                                 deferred sales charge (reducing     sales charge (which is
                                       each year you own your              eliminated after you own
                                       shares, and going to zero           your shares for 18 months)
                                       after six years)

Lower annual expenses, including       Higher annual expenses,             Higher annual expenses,
the 12b-1 fee (0.15%), than            including the 12b-1 fee             including the 12b-1 fee
Class B or Class C shares              (1.00%), than Class X shares        (1.00%), than Class X shares

                                       Automatic conversion to             No conversion to Class X
                                       Class X shares after eight          shares, meaning that higher
                                       years, reducing future              annual expenses continue for
                                       annual expenses                     as long as you hold your
                                                                           Class C shares

MINIMUM PURCHASE AMOUNTS

         The Fund has established minimum amounts that you must invest to open an account initially, and to add to the account at later times. These minimum investment amounts help the Fund control its operating expenses. The Fund incurs certain fixed costs with the opening and maintaining of every account and the acceptance of every additional investment, regardless of the amount of the investment involved. If the Fund accepted and maintained numerous small shareholder accounts and small additional investments, its operating expense ratio would increase and its total return would decline. The table below shows the minimum initial investment amounts and additional investment amounts currently in effect for the Fund for various types of investors.

                                                          MINIMUM INITIAL       MINIMUM ADDITIONAL
TYPE OF INVESTOR                                         INVESTMENT AMOUNT     INVESTMENT AMOUNT(1)
----------------                                         -----------------     --------------------
All investors, except special investors listed                 $1,000                 $ 50
below

Purchases through Systematic Purchase Plans (see               $  100                 $100(2)
"Shareholder Services - Systematic Purchase Plan")

--------------

(1) There is no minimum additional investment requirement for purchases of shares of the Fund if: (i) the purchase is made in connection with an exchange from another mutual fund within the North Track family of funds (see "Exchanging Shares"); (ii) reinvestment of distributions received from another mutual fund within the North Track family of funds or from various unit investment trusts sponsored by Ziegler;
         (iii) the reinvestment of interest and/or principal payments on bonds issued by Ziegler Mortgage Securities, Inc. II; (iv) reinvestment of interest payments on bonds underwritten by Ziegler.

(2) The minimum subsequent monthly investment under a Systematic Purchase Plan is $50 for accounts with balances of $1,000 or more.

DISTRIBUTION AND DISTRIBUTION EXPENSES

         The Fund is authorized under a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act to use a portion of its assets to finance certain activities relating to the distribution of its Retail Shares to investors and, with respect to Class B and Class C shares, the maintenance of shareholder accounts and the provision of other shareholder services. Because the Fund pays these fees on an ongoing basis out of the portion of its assets attributable to Retail Shares, over time these fees will increase the cost of your investment.

         The Plan permits the Fund to reimburse the Distributor for expenditures it incurs in connection with the distribution of Retail Shares to investors, and, with respect to Class B and Class C shares only, also to compensate the Distributor in connection with sales of those shares. The reimbursement payments include, but are not limited to, payments made by the Distributor to selling representatives or brokers as a service fee or trail commissions, and costs and expenses that the Distributor incurs for advertising, preparation and distribution of sales literature and prospectuses to prospective investors, implementing and operating the Plan and performing other promotional or administrative activities. The Fund also may make payments under the Plan to reimburse the Distributor for its overhead expenses related to distribution of the Fund's Retail Shares. The Plan does not allow the Fund to reimburse the Distributor for expenses from past fiscal years or in contemplation of expenses for future fiscal years.

         Under the Plan, the Fund assesses a service fee of up to 0.15% of the portion of the Fund's average daily net assets attributable to its Class X Retail Shares, and 0.25% of the portion of the Fund's average daily net assets attributable to its Class B and Class C Retail Shares. The Fund uses this shareholder servicing fee to reimburse the Distributor for the shareholder services described above.

         In addition, the Fund assesses a distribution fee of 0.75% of the portion of its average daily net assets attributable to its Class B and Class C Retail Shares. This distribution fee is compensatory in nature, meaning the Distributor is entitled to receive the fee regardless of whether its costs and expenses equal or exceed the fee. Class B shares automatically convert to Class X shares eight years after purchase, after which time the shares no longer are subject to this distribution fee. Following this conversion, the shares instead become subject to Rule 12b-1 service fees applicable to the Fund's Class X Retail Shares, as described above. Class C shares do not convert to Class X shares.

METHODS FOR PURCHASING SHARES

         If you purchase Retail Shares directly for cash, you must pay for your shares of the Fund in U.S. dollars and your check must be drawn on a U.S. bank. North Track will not accept cash or traveler's checks. If your check does not clear, we will cancel your purchase and you will be responsible for any losses and any applicable fees. If you buy shares by any type of check, wire transfer or automatic investment purchase, and soon thereafter you decide to redeem your shares, we may postpone making your redemption payment for 15 days or until your check has cleared, whichever is earlier. This does not limit your right to redeem shares. Rather, it operates to make sure that payment for the shares redeemed has been received by North Track.

         You may purchase Class B and Class C Retail Shares of the Fund by obtaining and completing an Exchange Authorization Form available from the Distributor, and delivering the completed form in person or by mail in accordance with the instructions below. Alternatively, you can complete an exchange through the telephone exchange privilege by following the instructions below.

         Because of the contingent deferred sales charge and the higher Rule 12b-1 fees that apply to Class B and Class C Retail Shares of the Fund as opposed to its Class X Retail Shares, you should not purchase Class B and Class C Retail Shares directly. The only exception may be in the situation where you purchase Class B or Class C Retail Shares of the Fund in exchange for Class B or Class C shares of any of the other North Track mutual funds, and you wish to continue dividend and capital gains distribution reinvestment plans and possibly automatic investment plans that you had in effect with respect to the Class B or Class C shares of the other North Track mutual fund(s) so exchanged.

         We consider your order for the purchase of shares to have been received when it is physically received by the Transfer Agent. The Fund pays each shareholder servicing agent a fee at the annual rate of 0.25% of the average net asset value of Retail Shares that investors purchase and hold through the agent. This fee compensates the shareholder servicing agent for the sub-accounting, sub-transfer agent and other shareholder services they provide to their clients on behalf of the Fund. This shareholder servicing agent fee is in lieu of annual transfer agent fees that the Fund would pay if the shareholder servicing agent's clients held their accounts directly with the Fund's Transfer Agent.

         If your purchase order is received prior to the close of trading on the New York Stock Exchange, we will invest it at the net asset value computed for the Fund on that day. If your order is received after the close of trading on the New York Stock Exchange, we will invest it at the net asset value determined for the Fund as of the close of trading on the New York Stock Exchange on the next business day.

         The following describes the different ways in which you may purchase shares and the procedures you must follow in doing so.

             METHOD                            STEPS TO FOLLOW
             ------                            ---------------

BY MAIL                     TO OPEN A NEW ACCOUNT                      TO ADD TO AN EXISTING ACCOUNT
Mail to:                    1.    Complete the Account Application     1.  Complete the Additional
North Track                       included in this prospectus.             Investment form included with
c/o PFPC Inc.                                                              your account statement.
P.O. Box 9796               2.    Make your check payable to:              Alternatively, you may write a
Providence, RI                    "North Track."                           note indicating your account
02940-9796                                                                 number.

Overnight Mail to:
North Track                       Note: The amount of your purchase
c/o PFPC Inc.                     must meet the applicable minimum     2.  Make your check payable to
760 Moore Road                    initial investment account.  See         "North Track."
King of Prussia, PA               "Purchasing Shares - Minimum
19406-1212                        Purchase Amounts."                   3.  Mail the Additional Investment
                                                                           Form (or note) and your check.
                            3.    Mail the completed Account
                                  Application and your check.

AUTOMATICALLY               TO OPEN A NEW ACCOUNT                      TO ADD TO AN EXISTING ACCOUNT

                            Not Applicable                             USE ONE OF NORTH TRACK'S AUTOMATIC
                                                                       INVESTMENT PROGRAMS.  Sign up for
                                                                       these services when you open your
                                                                       account, or call 1-800-826-4600 for
                                                                       instructions on how to add them to
                                                                       your existing account.

                                                                       SYSTEMATIC PURCHASE PLAN.  Make
                                                                       regular, systematic investments into
                                                                       your North Track account(s) from your
                                                                       bank checking account.  See
                                                                       "Shareholder Services - Systematic
                                                                       Purchase Plan."

                                                                       AUTOMATIC DIVIDEND REINVESTMENT.
                                                                       Unless you choose otherwise, all of
                                                                       your dividends and capital gain
                                                                       distributions automatically will be
                                                                       reinvested in additional Fund shares.
                                                                       You also may elect to have your
                                                                       dividends and capital gain
                                                                       distributions automatically invested
                                                                       in shares of another North Track
                                                                       mutual fund.

                                                                       TO ADD TO AN EXISTING ACCOUNT BY
TELEPHONE                   TO OPEN A NEW ACCOUNT BY EXCHANGE          EXCHANGE

1-800-826-4600              Call to establish a new account by         Add to an account by exchanging funds
                            exchanging funds from an existing          from another North Track account.  See
                            North Track account.  See "Exchanging      "Exchanging Shares."
                            Shares."

             METHOD                            STEPS TO FOLLOW
             ------                            ---------------

FINANCIAL SERVICES FIRM     TO OPEN A NEW ACCOUNT                      TO ADD TO AN EXISTING ACCOUNT
                            You may open an account and purchase       You may purchase additional shares in
                            shares in a Fund through a broker-dealer   a Fund through a broker-dealer or
                            or other financial service firm that may   other financial services firm that may
                            charge a transaction fee.                  charge a transaction fee.

                            North Track may accept requests to         North Track may accept requests to
                            purchase shares into a broker-dealer       purchase additional shares into a
                            street name account only from the          broker-dealer street name account only
                            broker-dealer.                             from the broker-dealer.

                                REDEEMING SHARES


GENERAL INFORMATION

         You may redeem any or all of your Retail Shares as described below on any day North Track is open for business. The Fund redeems shares at net asset value subject, in the case of Class B and Class C shares, to a contingent deferred sales charge as described below. If your redemption order is received prior to the close of the New York Stock Exchange, the redemption will be at the net asset value calculated that day. If not, you will receive the net asset value calculated as of the close of trading on the next New York Stock Exchange trading day.

CONTINGENT DEFERRED SALES CHARGE ON CLASS B SHARES

         Class B Retail Shares of the Cash Reserve Fund are subject to a maximum 5.00% contingent deferred sales charge. This means that, if you redeem any of your Class B shares of the Fund for cash, you will pay a contingent deferred sales charge out of the redemption proceeds. The amount of the contingent deferred sales charge reduces over time, and is eliminated after six years. No contingent deferred sales charge is imposed on any Class B shares that you acquire through the reinvestment of dividends and capital gains distributions paid by the Fund on your Class B shares.

         To reduce your costs, when you redeem Class B shares in the Fund, you will redeem either shares that are not subject to a contingent deferred sales charge (i.e., those purchased through the reinvestment of dividends and capital gains distributions), if any, or Class B shares with the lowest contingent deferred sales charge. We will waive the contingent deferred sales charge for redemptions of shares following the death or disability of a shareholder, or mandatory or hardship distributions from retirement plans, IRAs and 403(b) plans, to meet certain retirement plan requirements, or for systematic withdrawal plans not to exceed 10% annually.

         The table below shows the contingent deferred sales charge applicable to Class B shares of the Fund based on how long you hold the shares before redeeming them. The amount of the contingent deferred sales charge is expressed as a percent of the lesser of the net asset value at the time of the redemption or at the time of your initial purchase of the Class B shares of the Fund being redeemed. If you acquired the Class B shares of the Fund that you are redeeming by exchanging Class B shares of any of the other North Track mutual funds, then for purposes of calculating the contingent deferred sales charge the initial net asset value of your shares will be the net amount you invested when you acquired the Class B shares of the other North Track mutual fund(s) so exchanged. The holding period for the Class B shares of the Fund that you are redeeming will be deemed to have started on the date you purchased the Class B shares of the other North Track mutual fund(s) so exchanged.

HOLDING PERIOD                                  CONTINGENT DEFERRED SALES CHARGE
--------------                                  --------------------------------
1 year or less                                                5.00%
More than 1 year, but less than 3 years                       4.00%
3 years, but less than 4 years                                3.00%
4 years, but less than 5 years                                2.00%
5 years, but less than 6 years                                1.00%
6 years or more(1)                                            None

--------------

(1) Class B Retail Shares of the Fund convert to Class X Retail Shares of the Fund automatically after eight years from the date of initial purchase of the Class B shares of the other North Track mutual fund(s) exchanged in connection with the purchase of the Class B Retail Shares of the Fund.

CONTINGENT DEFERRED SALES CHARGE ON CLASS C SHARES

         Class C Retail Shares are subject to a contingent deferred sales charge if you redeem any of your Class C shares within 18 months after purchase. The amount of the contingent deferred sales charge is 1.00% of the net asset value of the shares measured as of the date of redemption or the date of purchase, whichever is less. No front-end or contingent deferred sales charge is imposed on any shares that you acquire through the reinvestment of dividends and capital gains distributions paid by the Fund on your Class C shares. If you acquired the Class C shares of the Fund that you subsequently redeem by exchanging Class C shares of any of the other North Track mutual funds, then for purposes of calculating the contingent deferred sales charge the asset value of the shares on the date of purchase will be the net amount you invested when you acquired the Class C shares of the other North Track mutual fund(s) so exchanged. The holding period for the Class C shares of the Fund that you subsequently redeem will be deemed to have started on the date you purchased the Class C shares of the other North Track mutual fund(s) so exchanged.

         To reduce your costs, when you redeem Class C shares, we will first redeem shares that are not subject to the contingent deferred sales charge (i.e., those held for more than 18 months or those purchased through the reinvestment of dividends and capital gains distributions), if any. We will waive the contingent deferred sales charge for redemptions of Class C shares following the death or disability of a shareholder, for mandatory or hardship distributions from retirement plans, IRAs and 403(b) plans, or to meet certain retirement plan requirements not to exceed 10% annually.

REDEMPTIONS

         The following table describes different ways that you may redeem your Retail Shares, and the steps you should follow.

METHOD                              STEPS TO FOLLOW
------                              ---------------
BY TELEPHONE

1-800-826-4600                      You may use North Track's Telephone Redemption Privilege to redeem shares valued at less than $50,000, unless you have notified the
                                    Transfer Agent of an address change within the preceding 30 days.
                                    The Transfer Agent will send redemption proceeds only to the shareholder of record at the address shown on the Transfer Agent's records. However, if you have provided the Transfer Agent with a signature guarantee, the Transfer Agent will wire redemption proceeds to a predesignated bank account.

                                    Unless you indicate otherwise on your account application, the
                                    Transfer Agent may accept redemption instructions received by telephone. The Telephone Redemption Privilege is not available for shares represented by stock certificates.


BY MAIL                             To redeem shares by mail, send the following information to the
                                    Transfer Agent:

Mail to:                                        o           A written request for redemption signed by the
North Track                                                 registered owner(s) of the shares, exactly as the
                                                            account is registered, together with the
                                                            shareholder's account number;

                                                o           The stock certificates for the shares being
                                                            redeemed, if any;

                                                o           Any required signature guarantees (see "Other
                                                            Information About Redemptions" below); and

                                                o           Any additional documents which might be required
                                                            for redemptions by corporations, executors,
                                                            administrators, trustees, guardians, or other similar
                                                            entities.


                                    The Transfer Agent will redeem shares when it has received all necessary documents. The Transfer Agent will notify you promptly if it cannot accept your redemption. The Transfer Agent cannot accept redemption requests that specify a particular date for redemption or which specify any special conditions.

SYSTEMATIC WITHDRAWAL PLAN          You can set up an automatic systematic withdrawal plan from any of your North Track accounts. To establish the systematic withdrawal plan, complete the appropriate section of the Account Application or call, write or stop by North Track and request a Systematic Withdrawal
                                    Plan Application Form and complete, sign and return the Form to North
                                    Track. See "Shareholder Services - Systematic Withdrawal Plan."

METHOD                              STEPS TO FOLLOW
------                              ---------------
FINANCIAL SERVICES FIRMS            You also may redeem shares through broker-dealers, financial advisory firms and other financial institutions, which may charge a commission or other transaction fee in connection with the redemption.

CHECKWRITING (CLASS A RETAIL        Upon request, you will be provided with checks to be drawn on the
SHARES ONLY)                        Fund ("Redemption Checks"). Redemption checks may be written for amounts up to $500,000. There is a $10.00 service fee for each check under $250. These check writing privileges are available only for
                                    Class A Retail Shares.

RECEIVING REDEMPTION PROCEEDS

            You may request to receive your redemption proceeds by mail or wire. Follow the steps outlined below. The Transfer Agent will not send redemption proceeds until all payments for the shares being redeemed have cleared, which may take up to 15 days from the purchase date of the shares.

METHOD                              STEPS TO FOLLOW
------                              ---------------
BY MAIL                             The Transfer Agent mails checks for redemption proceeds typically within one or two days, but not later than seven days, after it receives the request and all necessary documents. There is no charge for this service.

BY ACH                              The Transfer Agent normally will process ACH redemptions to your bank account at your designated financial institution two days after receiving your redemption request and all necessary documents. There is no charge for ACH redemptions.

BY WIRE                             The Transfer Agent will normally wire redemption proceeds to your bank the next business day after receiving the redemption request and all necessary documents. The signatures on any written request for a wire redemption must be guaranteed. The Transfer Agent currently deducts a
                                    $12.00 wire charge from the redemption proceeds. This charge is subject to change. You will be responsible for any charges which your bank may make for receiving wires.

OTHER INFORMATION ABOUT REDEMPTIONS

          TELEPHONE REDEMPTIONS. By accepting the Telephone Redemption Privilege, you authorize PFPC Inc., as transfer agent (the "Transfer Agent"), to: (1) act upon the instruction of any person by telephone to redeem shares from the account for which such services have been authorized; and (2) honor any written instructions for a change of address if accompanied by a signature guarantee. You assume some risk for unauthorized transactions by accepting the Telephone Redemption Privilege. The Transfer Agent has implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of various pieces of personal information and providing written confirmation of such transactions. If the Transfer Agent, North Track, or any of their employees fails to abide by these procedures, North Track may be liable to a shareholder for losses the shareholder suffers from any resulting unauthorized transaction(s). However, neither the Transfer Agent, North Track nor any of their employees will be liable for losses suffered by you which result from following telephone instructions reasonably believed to be genuine after verification pursuant to these procedures. This service may be changed, modified or terminated at any time. There is currently no charge for telephone redemptions, although a charge may be imposed in the future.

          SIGNATURE GUARANTEES. To protect you, the Transfer Agent and North Track from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Transfer Agent to be sure that you are the person who has authorized a redemption from your account. We require signature guarantees for: (1) any redemptions by mail if the proceeds are to be paid to someone else or are to be sent to an address other than your address as shown on North Track's records; (2) any redemptions by mail or telephone which request that the proceeds be wired to a bank, unless you designated the bank as an authorized recipient of the wire on your account application or subsequent authorization form and such application or authorization includes a signature guarantee; (3) any redemptions by mail if the proceeds are to be sent to an address for the shareholder that has been changed within the past thirty (30) days; (4) requests to transfer the registration of shares to another owner; and
(5) redemption requests for amounts over $50,000. North Track may waive these requirements in certain instances.

          The Transfer Agent will accept signature guarantees from all institutions which are eligible to provide them under federal or state law. Institutions which typically are eligible to provide signature guarantees include commercial banks, trust companies, brokers, dealers, national securities exchanges, savings and loan associations and credit unions. A signature guarantee is not the same as a notarized signature. The Transfer Agent may require signature guarantees by NYSE Medallion Program participants.

          CHECKWRITING (CLASS X RETAIL SHARES ONLY). Checkwriting privileges are available only for Class A Retail Shares, not for Class B or Class C Retail Shares. When a redemption check is presented for payment, the Fund will redeem a sufficient number of full and fractional Class A shares in your account as of the next determined net asset value to cover the check. You will continue to earn income dividends until a redemption check is presented for payment. To use this method of redemption, you must complete and return the Account Information Form, which is available from North Track. Please do not attempt to use redemption checks to close your account. North Track may modify or terminate this privilege at any time. Redemption checks may not be available through agents other than Ziegler. In addition, any such agents that do make this privilege available may impose other fees and minimum balance requirements as a condition to checkwriting privileges. With the approval of the particular agent, minimum amount requirements for redemption checks may vary.

          Unless otherwise authorized on the Account Information Form, redemption checks must be signed by all account owners. If the Fund receives written notice from any owner revoking another owner's authority to sign individually, the signatures of all account owners will be required for payment on any redemption check. Class A shares purchased by check may not be redeemed via redemption check until 15 days after funds for those shares have been received. You may not use checkwriting to redeem shares held in certificated form.

          Your Agent or the Fund may refuse to honor redemption checks whenever the right of redemption has been suspended, or if the account is otherwise impaired. A $10.00 service fee per check will be charged if (a) a redemption check for less than $250 is presented for payment, (b) the amount of a redemption check presented for payment exceeds the value of the investor's account, (c) a redemption check is presented that may not be cleared because it would require redemption of shares purchased by check within 15 days, or (d) a stop payment is requested.

          CLOSING SMALL ACCOUNTS. If, due to redemption, your account in the Fund drops below $500 for three months or more, the Fund may redeem your shares and close your account, after giving 60 days' written notice, unless you make additional investments to bring the account value to $1,000 or more.

          SUSPENSION OF REDEMPTIONS. North Track may suspend the right to redeem shares of the Fund for any period during which: (1) the Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted; (2) there is an emergency as a result of which it is not reasonably practical for the Fund to sell its securities or to calculate the fair value of its net assets; or (3) the Securities and Exchange Commission may permit for the protection of the Fund's shareholders.

          REDEMPTIONS IN OTHER THAN CASH. It is possible that conditions may arise in the future which would, in the opinion of the Board of Directors of North Track, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize the Fund to make redemption payments in securities or other property of the Fund. However, the Fund will redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. If the Fund delivers any securities to you as payment of a redemption, we will value the securities at the same price assigned to them in computing the Fund's net asset value per share. You would incur brokerage costs when you sell any securities that the Fund distributes to you in this fashion.


                                EXCHANGING SHARES

GENERAL INFORMATION

          If you meet the minimum investment requirement applicable to the Fund, you may exchange Class X Retail Shares of the Fund for front-end load shares (Class A shares) of any other North Track mutual fund in any state where the exchange legally may be made. You also may exchange Class B or Class C Retail Shares of the Fund for Class B or Class C shares (as the case may be) of any other North Track mutual fund that offers Class B or Class C shares in any state where the exchange legally may be made. Before engaging in any exchange, you should obtain from North Track and read the current prospectus for the mutual fund into which you intend to exchange. Presently, North Track does not charge any fees for exchanges, but you may be subject to a sales charge. See "Sales Charges Applicable to Exchanges" below.

          You also may exchange your Class X shares of the Fund for either Class B or Class C shares of another North Track mutual fund which offers shares of that class. Like exchanges of Class X shares for Class A shares of another fund, an exchange of Class X shares for either Class B or Class C shares of another fund will be treated as a sale of your Class X shares and a purchase of the relevant Class B or Class C shares. Therefore, you will be subject to any applicable front-end sales charge on any Class C shares that you receive in the exchange. In addition, the Class B or Class C shares that you receive in the exchange will remain subject to a contingent deferred sales charge based on the period of time that you hold those Class B or Class C shares. In other words, you will not receive any credit for the period of time for which you held your Class X shares of the Fund.

          Because an exchange of shares is considered a redemption of the shares of the North Track mutual fund from which you are exchanging, and a purchase of shares of the North Track mutual fund into which you are exchanging, you must comply with all of the conditions on redemptions for the shares being exchanged, and with all of the conditions on purchases for the shares you receive in the exchange. Moreover, for tax purposes you will be considered to have sold the shares exchanged, and you will realize a gain or loss for federal income tax purposes on that sale.

SALES CHARGES APPLICABLE TO EXCHANGES

          CLASS X RETAIL SHARES. If you are exchanging Class X Retail Shares of the Fund for Class A shares of another North Track mutual fund, the standard front-end sales charge applicable to purchases of Class A shares of the North Track mutual fund into which the exchange is being made (as disclosed in the then current prospectus for that North Track mutual fund) will be charged in connection with the exchange, less any front-end sales charge you previously paid with respect to the shares being exchanged, if any. However, if the Class X shares you are exchanging represent an investment held for at least six continuous months in any one or more North Track mutual funds, then North Track will not charge any additional front-end sales charge in connection with the exchange.

          As discussed above under "General Information," if you exchange Class X shares of the Fund for Class B or Class C shares of any other North Track mutual fund, you will be required to pay any front-end sales charge applicable to the Class B shares received in the exchange, and you also will be subject to a contingent deferred sale charge on the Class B and/or Class C shares received in the exchange based on the period of time for which you hold the Class B or Class C shares, without any credit for the period of time for which you held the Class X shares that you exchange.

          CLASS B AND CLASS C RETAIL SHARES. You will not pay a contingent deferred sales charge in connection with any exchange of Class B shares of one North Track mutual fund for Class B shares of any other North Track mutual fund or of the Class C shares of one North Track mutual fund for Class C shares of any other North Track mutual fund, including exchanges involving Class B or Class C Retail Shares of the Fund. However, the new Class B or Class C shares you receive in the exchange will remain subject to a contingent deferred sales charge based on the period of time for which you held the Class B or Class C shares you are exchanging, and based on the net asset value of the Class B shares you are exchanging at the time you originally purchased those shares.

RULES AND REQUIREMENTS FOR EXCHANGES

          GENERAL. In order to effect an exchange on a particular business day, the Transfer Agent must receive your exchange order in good form no later than 3:00 p.m. Eastern Time. North Track may amend, suspend or revoke this exchange privilege at any time, but will provide you with at least 60 days' prior notice of any change that adversely affects your rights under this exchange privilege.

          An excessive number of exchanges may be disadvantageous to North Track. North Track may terminate the exchange privilege of any shareholder who makes more than three exchanges in any twelve consecutive month period or who makes more than one exchange during any calendar quarter.

          The following additional rules and requirements apply to all exchanges:

          o The shares you receive in the exchange must be of the same Class as the shares you are exchanging, except that Class A Retail Shares of the Fund may be exchanged for Class A, Class B or Class C shares of any North Track mutual fund, subject to the sales charge applicable to the shares received in the exchange.

          o The account into which you wish to exchange must be identical to the account from which you are exchanging (meaning the account into which you are exchanging must be of the same type as the account from which you are exchanging, and the registered owner(s) of the account into which you are exchanging must have the same name(s), address and taxpayer identification or social security number as the registered owner(s) on the account from which you are exchanging).

          o The amount of your exchange must meet the minimum initial or minimum additional investment amount of the North Track mutual fund into which you are exchanging.

          o If the shares you are exchanging are represented by a share certificate, you must sign the certificate(s), have your signature guaranteed and return the certificate(s) with your Exchange Authorization Form.

          METHODS FOR EXCHANGING SHARES. Set forth below is a description of the different ways you can exchange shares of North Track mutual funds and procedures you should follow when doing so.

METHOD                              STEPS TO FOLLOW
------                              ---------------
BY MAIL                             Mail your exchange order to North Track.

Mail to:                            Please Note: North Track must receive your exchange order no later than 3:00 p.m. Eastern Time in order to effect an exchange
North Track                         on that business day.
c/o PFPC  Inc.
P.O. Box 9796
Providence, RI  67940-9796

Overnight Mail to:
North Track
c/o PFPC Inc.
760 Moore Road
King of Prussia, PA 19406-1212

BY TELEPHONE                        You automatically receive telephone exchange privileges when you open your account. To decline the telephone exchange
1-800-826-4600                      privilege, you must check the appropriate box on the Application
                                    Form when you open your account.

                                    Call North Track at 1-800-826-4600 to order the desired exchange and, if required, to establish a new account for the North
                                    Track mutual fund into which you wish to exchange.

                                    Telephone exchanges are not available if you have certificated shares.

FINANCIAL SERVICES FIRMS            You may exchange shares through your broker-dealer or other financial services firm, which may charge a transaction fee.

                              SHAREHOLDER SERVICES

          North Track offers a number of shareholder services designed to facilitate investment in Fund shares. Full details of each of the services, copies of the various plans described below and instructions as to how to participate in the various services or plans can be obtained by calling North Track at 1-800-826-4600.

          SYSTEMATIC PURCHASE PLAN. You may establish a Systematic Purchase Plan ("SPP") at any time with a minimum initial investment of $100 and minimum subsequent monthly investments of $100. The minimum subsequent monthly investment is reduced to $50 for IRAs, Keogh plans, self-directed retirement plan accounts and custodial accounts under the Uniform Gifts/Transfers to Minors Act until your account balance reaches $500, after which the minimum reduces to $25. The minimum subsequent investment is $50 for all other accounts with balances of $1,000 or more.

          By participating in the SPP, you may automatically make purchases of Fund shares on a regular, convenient basis. Under the SPP, your bank or other financial institution honors preauthorized debits of a selected amount drawn on your account each month and applied to the purchase of North Track shares. You can implement the SPP with any financial institution that will accept the debits. There is no service fee for participating in the SPP. You can obtain an application and instructions on establishing the SPP from your registered representative, the Distributor or North Track.

          SYSTEMATIC WITHDRAWAL PLAN. The systematic withdrawal plan involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. You may establish a systematic withdrawal plan if you own or purchase shares having a current offering price value of at least $10,000 in the Fund (except no such minimum applies for distributions from an IRA). The minimum amount you may receive under a systematic withdrawal plan is $150 per month. The minimum investment that the Fund will accept while a withdrawal plan is in effect is $1,000. You may terminate your systematic withdrawal plan at any time by written notice to North Track or the Transfer Agent.

          REINVESTMENT OF DISTRIBUTIONS OR INTEREST PAYMENTS. Unit holders of Ziegler-sponsored unit investment trusts, holders of Ziegler Mortgage Securities, Inc. II bonds and holders of bonds underwritten by Ziegler may purchase shares of the Fund by automatically reinvesting distributions from their unit investment trust, reinvesting principal or interest from their Ziegler Mortgage Securities, Inc. II bonds, or reinvesting interest from the bonds underwritten by Ziegler, as the case may be. Unit holders and bondholders desiring to participate in this plan should contact the Distributor for further information.

          TAX-SHELTERED RETIREMENT PLANS. You may purchase shares of the Fund through any of the following tax-sheltered plans: (1) Individual Retirement Accounts (including Coverdell Education Savings Accounts, Roth IRAs, Simplified Employee Pension Plan Accounts (SEP-IRAs) and Savings Incentive Match Plan for Employees Accounts (SIMPLE-IRAs)); (2) Keogh plans; (3) 401(k) plans; and (4) 403(b) plans for employees of most nonprofit organizations. You can obtain detailed information concerning these plans, prototype plans and related information from the Distributor. You should carefully review and consider the plans and related information with your tax or financial adviser.


                                OTHER INFORMATION

DETERMINATION OF NET ASSET VALUE PER SHARE

          The Fund sells its shares at their net asset value per share. We determine the net asset value per share daily by adding up the total value of the Fund's investments and other assets and subtracting any of its liabilities, or debts, and then dividing by the number of outstanding shares of the Fund. For this purpose, the Fund values its securities at amortized cost in accordance with procedures set forth in Rule 2a-7 of the 1940 Act and policies and guidelines adopted by North Track's Board of Directors. The net asset value per share is calculated each business day, Monday through Friday, except on customary national business holidays which result in closing of the New York Stock Exchange (the "Exchange") or any other day when the Exchange is closed. The calculation is as of 12:00 noon (Eastern Time) on each business day.

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND REINVESTMENT

          The Fund earns interest, dividends and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Fund may also realize capital gains from its investments, and distributes these gains (less losses), if any, to shareholders as capital gains distributions. Distributions you receive from the Fund consist primarily of dividends. The Fund normally declares dividends daily and pays them monthly. Dividends may be taken in cash or additional shares at net asset value. Unless you have elected in writing to the Transfer Agent to receive dividends and capital gain distributions in cash, the Fund automatically will reinvest your dividends in additional shares of the Fund.

          Capital gains distributions, if any, in the Fund will be declared annually and normally will be paid within 60 days after the end of the fiscal year.

TAX STATUS

          Distributions you receive from the Fund are subject to federal income tax, and may also be subject to state or local taxes. The dividends that the Fund pays from its taxable net investment income and the distributions that the Fund makes from its net realized short-term capital gains generally will be taxable to you as ordinary income. This is true whether you elect to receive your dividends and distributions in cash or in additional shares of the Fund. The Fund does not expect that it will have any long-term capital gains, and thus does not contemplate paying distributions that would be taxable to you as long-term capital gains.

          The Fund will mail statements to shareholders annually regarding the tax status of its dividends and distributions, if any. You should consult your own tax adviser to assess the consequences of investing in the Fund under tax laws applicable to you. In particular, because the Fund invests a significant portion of its assets from time to time in U.S. Government securities, you should ascertain the status under state and local laws of dividends that the Fund pays to you which represent interest that the Fund earns on its U.S. Government securities.

          Any taxable distributions you receive from the Fund will normally be taxable to you when you receive them, regardless of your distribution option. However, distributions declared in December and paid in January each year are taxable as if paid on December 31 of the earlier year.

PRIVACY: A FUNDAMENTAL CONCERN

          At North Track we are committed to protecting your privacy. We understand that as a North Track investor you entrust not only your money to us, but also your personal and financial information. Because we respect your fundamental right to maintain the confidentiality of this information, we have created this Privacy Policy to assure you we make it a priority to protect your information.

WE DO NOT SELL CLIENT INFORMATION TO ANYONE.

          YOUR PERSONAL INFORMATION. When you purchase shares or inquire about a transaction with North Track, you typically provide us with certain personal information. This information may include:

         -  Name and address
         -  Social Security or taxpayer identification number
         -  Beneficiary information
         -  Bank account information
         -  Investments at other institutions

          OUR COMMITMENT TO YOUR PRIVACY. We do not sell information about current or former clients or their accounts to unaffiliated third parties, nor do we disclose it to third parties unless necessary to complete transactions at your request or to service an account. For example, we may share information with companies that perform services on our behalf. One such service provider is the transfer agent for the Fund, PFPC Inc., which opens accounts, processes transactions and mails account statements. We require that each such company agree to share or use your information only for those purposes for which they were hired. Also, we may provide information to auditors or regulators but only as required by law.

          In order to protect your personal information, North Track maintains physical, electronic and procedural safeguards, and limits access to your information to those authorized employees who need it in order to perform their jobs.

          If you have any questions regarding our privacy policy please feel free to call North Track at 1-800-826-4600.


                      DELIVERY OF DOCUMENTS TO SHAREHOLDERS

          "HOUSEHOLDING". North Track will deliver a single prospectus, annual or semi-annual report or other shareholder information (collectively, a "shareholder document") to persons who have a common address and who have effectively consented to such delivery. This form of delivery is referred to as "householding."

          ELECTRONIC DELIVERY. North Track is developing the capability of delivering shareholder documents electronically to persons who have consented to such delivery and provide their e-mail addresses. Once it has developed such capability, North Track will deliver shareholder documents electronically by sending consenting persons an e-mail message informing them that the shareholder document has been posted and is available on North Track's website (www.northtrackfunds.com) and providing a hypertext link to the document. The electronic versions of the shareholder documents will be in PDF format and can be downloaded and printed using Adobe Acrobat.

          CONSENT. If you would like to assist North Track in controlling its printing and mailing costs, you may consent to householding and/or electronic delivery of shareholder documents by checking the appropriate boxes on the Account Application (included with this Prospectus) or by sending a note to that effect to North Track, c/o PFPC Inc., P.O. Box 9796, Providence, Rhode Island 02940-9796. For electronic delivery of shareholder documents, please make sure to include your e-mail address.

          You may revoke your consent to householding or electronic delivery of shareholder documents at any time by calling North Track at 1-800-826-4600 or by writing to North Track at the address provided above.

                              FINANCIAL HIGHLIGHTS

          The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Retail Share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the year ended December 31, 2002 have been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Annual Report to Shareholders. The Annual Report is available upon request. The financial highlights for prior periods were audited by Arthur Andersen LLP which has ceased operations.

                                                                            CLASS X RETAIL SHARES

                                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
                                                          2002          2001          2000          1999          1998
                                                        --------      --------      --------      --------      --------
(Selected data for each Class A retail share
of the Fund outstanding throughout the periods)

Net asset value, beginning of period                    $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                        --------      --------      --------      --------      --------
Income from investment operations:
     Net investment income                                   .01           .03           .06           .04           .05
Less distributions:
     Dividends from net investment income                   (.01)         (.03)         (.06)         (.04)         (.05)
                                                        --------      --------      --------      --------      --------
Net asset value, end of period                          $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                        ========      ========      ========      ========      ========
Total investment return(a)                                  1.09%         3.37%         5.64%         4.35%         4.77%
Ratios/Supplemental Data:
     Net assets, end of period (to nearest thousand)    $136,663      $142,125      $113,595      $136,998      $147,995

     Ratio of expenses to average net assets(a)              .92%          .96%          .80%          .90%          .89%

     Ratio of net investment income to average net
     assets                                                 1.06%         3.23%         5.50%         4.26%         4.65%

--------------
(a) For the years ended December 31, 1999 and 1998, the Advisor and administrator voluntarily waived a portion of their fees. Without these voluntary waivers and expense reimbursements, the ratios of net investment income and expenses to average net assets would have been as follows:

                                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
                                                          2002          2001          2000          1999          1998
                                                        --------      --------      --------      --------      --------
Ratio of expenses to average net assets                     n/a          n/a           n/a           .93%          .96%

Ratio of net investment income                              n/a          n/a           n/a          4.23%         4.58%
to average net assets

                              CLASS B RETAIL SHARES

                                                                                         FOR THE PERIOD FROM
                                                                                          DECEMBER 15, 1999
                                                     FOR THE YEARS ENDED DECEMBER 31,    (COMMENCEMENT OF
                                                     --------------------------------    OPERATIONS) THROUGH
                                                      2002         2001         2000      DECEMBER 31, 1999
                                                     ------       ------       ------    -------------------
(Selected data for each Class B retail share of
the Fund outstanding throughout the period)

Net asset value, beginning of period                 $ 1.00       $ 1.00       $ 1.00            $1.00
                                                     ------       ------       ------            -----
Income from investment operations:
Net investment income                                   .01          .03          .05               --
Less distributions:
Dividends from net investment income                   (.01)        (.03)        (.05)              --
                                                     ------       ------       ------            -----

Net asset value, end of period                       $ 1.00       $ 1.00       $ 1.00            $1.00
                                                     ======       ======       ======            =====

Total investment return                                 .47%        2.75%        5.05%            3.47%*

Ratios/Supplemental Data:
     Net assets, end of period (to nearest
     thousand)                                       $7,521       $6,674       $3,332            $ 117
Ratio of expenses to average net assets(a)             1.52%        1.60%        1.40%            1.39%*

     Ratio of net investment income to average
     net assets(a)                                      .45%        2.40%        4.94%            3.47%*

--------------

*    Annualized.


(a) For the year ended December 31, 2002 the distributor voluntarily subsidized a portion of expenses. Without subsidy, the ratios would have been as follows:
          Ratio of expenses to average net users ......................   1.54%
          Ratio of net investment income to average net assets ........    .43%

If you have any questions about the Fund or would like more information, including a free copy of the Fund's Statement of Additional Information ("SAI"), or its Annual or Semi-Annual Reports, you may call or write North Track at:

NORTH TRACK FUNDS, INC.
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin  53202
1-800-826-4600

The SAI, which contains more information about the Fund, has been filed with the Securities and Exchange Commission ("SEC"), and is legally a part of this prospectus. The Annual and Semi-Annual Reports, also filed with the SEC, discuss market conditions and investment strategies that affected the Fund's performance during the prior fiscal year and six-month fiscal period, respectively.

To view these documents, along with other related documents, you can visit the SEC's Internet website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, for a duplicating fee, by electronic request to E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

Investment Company Act File No. 811-4401.


NORTH TRACK FUNDS, INC.                     ACCOUNTING/PRICING AGENT

1-800-826-4600                              B.C. Ziegler and Company
                                            215 North Main Street
Sales and Marketing                         West Bend, Wisconsin 53095
250 East Wisconsin Avenue
Suite 2000                                  TRANSFER AND DIVIDEND DISBURSING AGENT
Milwaukee, Wisconsin 53202
                                            PFPC Inc.
Operations and Accounting                   760 Moore Road
215 North Main Street                       King of Prussia, Pennsylvania 19406
West Bend, Wisconsin 53095
                                            CUSTODIAN
INVESTMENT ADVISOR
                                            Union Bank of California
B.C. Ziegler and Company                    475 Sansome Street
250 East Wisconsin Avenue                   San Francisco, California 94111
Suite 2000
Milwaukee, Wisconsin 53202                  COUNSEL

DISTRIBUTOR                                 Quarles & Brady LLP
                                            411 East Wisconsin Avenue
B.C. Ziegler and Company                    Milwaukee, Wisconsin 53202
250 East Wisconsin Avenue
Suite 2000                                  AUDITOR
Milwaukee, Wisconsin 53202
                                            Deloitte & Touche LLP
                                            180 North Stetson Avenue
                                            Chicago, Illinois  60601

                             NORTH TRACK FUNDS, INC.
                                CASH RESERVE FUND

                   CLASS Y COMMON STOCK (INSTITUTIONAL SHARES)


          The Cash Reserve Fund (the "Fund") is a mutual fund series of North Track Funds, Inc. ("North Track"). The Fund, a money market fund, seeks to provide investors with a high level of current income consistent with stability of principal and the maintenance of liquidity. The Fund invests primarily in domestic money market securities with a weighted average maturity of 90 days or less. The longest maturity will be 397 days. B.C. Ziegler and Company (the "Advisor") is the Fund's investment advisor.

          The Fund offers three classes of shares, Class X Common Stock, Class B Common Stock and Class C Common Stock (the "Retail Shares") and Class Y Common Stock (the "Institutional Shares") (referred to together as the "Classes"). This Prospectus discusses only Institutional Shares. The Fund's Retail Shares are offered by a separate prospectus.

          This Prospectus has information you should know before you decide to purchase Institutional Shares of the Fund. Please read it carefully and keep it with your investment records. There is a table of contents on the next page which allows you to quickly find information about investment strategies, buying and selling shares and other information about the Fund.

          THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.


THE DATE OF THIS PROSPECTUS IS MAY 1, 2003.

                                 QUICK REFERENCE

INVESTMENTS, RISKS AND PERFORMANCE SUMMARY :

Investment objectives and risks associated with the Fund ..............................
Performance information ...............................................................
Fees and expenses .....................................................................

MANAGEMENT:

Investment Advisor ....................................................................

ACCOUNT INFORMATION, SHAREHOLDER SERVICES AND HOW TO BUY OR SELL SHARES:

How to buy Fund shares (including sales charges and combined purchase programs) .......
How to redeem Fund shares .............................................................

                             RISK/RETURN SUMMARY

          INVESTMENT OBJECTIVE. The Cash Reserve Fund seeks to provide investors with a high a level of current income consistent with the stability of principal and the maintenance of liquidity.

          PRINCIPAL INVESTMENT STRATEGIES. The Advisor's principal investment strategies include:

          o Investing in U.S. dollar-denominated money market securities, including U.S. Government securities and repurchase agreements.

          o Investing more than 25% of total assets in the financial services industry.

          o Investing in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

          PRINCIPAL INVESTMENT RISKS. The Fund is subject to the following principal investment risks:

          o Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.

          o Financial Services Exposure. Changes in government regulation or economic downturns can have a significant negative affect on issuers in the financial services sector. The Fund frequently concentrates its investments in this sector.

          o Issuer-Specific Changes. A decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

          An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Fund.

          PERFORMANCE INFORMATION. The bar chart and table below set forth performance information regarding Institutional Shares of the Fund, which provide some indication of the risks of investing in the Fund. You should bear in mind that past performance is not an indication of future results.

          The bar chart demonstrates the variability of the annual total returns of the Fund for the calendar years indicated. In 1997, the Advisor made capital contributions to the Fund to offset certain capital losses. The Advisor also waived fees and/or reimbursed expenses to the Fund for certain years. Without those contributions, waivers and reimbursements, the returns for those years would have been lower.

                                   [BAR GRAPH]

1996      1997      1998      1999      2000      2001      2002
----      ----      ----      ----      ----      ----      ----
5.19%     5.21%     5.15%     4.67%     6.01%     3.78%     1.49%

HIGHEST QUARTERLY RETURN:                   LOWEST QUARTERLY RETURN:
1.56%, 3rd Quarter 2000                     0.31%, 4th Quarter 2002


          The table below shows the average annual total returns on the Fund's Institutional Shares for the periods presented:

                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2002)

          One Year                 Five Years           Since Inception (1/1/96)
          --------                 ----------           ------------------------
            1.49%                     4.21%                   4.49%

          The seven-day yield on the Fund's Institutional Shares as of December 31, 2002 was 1.65%. For current yield information, please call 1-800-826-4600.

          FEES AND EXPENSES. You should carefully consider fees and expenses when choosing a money market fund. As a shareholder, you pay the costs of operating a fund, plus any transaction costs associated with buying, selling and exchanging shares.

          Annual fund operating expenses are expenses that a money market fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services and other activities of the money market fund. Money market funds pay annual operating expenses out of their assets. Therefore, operating expenses reduce your total return.

          The following table describes the fees and expenses that you may pay if you buy, hold, sell or exchange Institutional Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Sales Charge (Load) Imposed on Purchases and Reinvested Distributions                None
Redemption Fee(1)                                                                    None
Exchange Fee                                                                         None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management Fees                                                                      0.20%
Distribution (12b-1) Fees                                                            None
Other Expenses                                                                       0.34%
                                                                                     -----
Annual Fund Operating Expenses                                                       0.54%
                                                                                     =====

--------------

(1) We charge investors a wire redemption fee, which is currently $12.00 per wire. Also, there is a $10.00 service fee for redemptions of less than $250 made by check.

          The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds. It assumes that

                    o         You invest $10,000 for the periods shown;

                    o         Your investment has a 5% return each year;

                    o         The Fund's operating expenses remain the same.

          Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

        AFTER 1 YEAR     AFTER 3 YEARS     AFTER 5 YEARS     AFTER 10 YEARS
        ------------     -------------     -------------     --------------
             $55             $173              $302               $677

          If you wish to review historical financial information about the Fund, please refer to the section of this Prospectus captioned "Financial Highlights."

                      INVESTMENT OBJECTIVES AND STRATEGIES

INVESTMENT OBJECTIVE

          The Fund seeks to provide investors with a high level of current income consistent with the stability of principal and the maintenance of liquidity.

INVESTMENT STRATEGIES

          To achieve its investment objective, the Fund invests in U.S. dollar-denominated short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks and domestic branches and subsidiaries of foreign banks; repurchase agreements and high quality domestic commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest. In addition, the Fund may lend portfolio securities, enter into reverse repurchase agreements and, to a limited extent, invest in securities issued by foreign banks and corporations outside the United States.

          The Fund may invest more than 25% of its total assets in obligations of domestic branches of domestic banks.

          In buying and selling securities for the Fund, the Advisor complies with industry-standard requirements for money market funds regarding the quality, maturity and diversification of the fund's investments. The Advisor stresses maintaining a stable $1.00 share price, liquidity and income.

          The Board of Directors of North Track has established minimum credit standards governing the securities that the Fund may purchase. Among other requirements, the Fund's securities must be rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (unless the instrument is rated by only one such rating agency, in which case a single rating is sufficient) or, if unrated, are determined by the Advisor to be of comparable quality under the Board of Directors' guidelines and procedures. The Fund will invest at least 95% of its total assets in securities rated in the highest category or, if unrated, determined by the Advisor to be of comparable quality. The rating organizations that rate the money market instruments in which the Fund may invest include Moody's Investors Service, Inc., Standard & Poor's, Duff & Phelps, Fitch Ratings, and Thomson Bank Watch, Inc.

DESCRIPTION OF PRINCIPAL SECURITY TYPES

          Money Market securities are high quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity. Taxable money market securities include bank certificates of deposit, bank acceptances, bank time deposits, notes, commercial papers and U.S. Government securities.

          U.S. Government securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government Securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.

          A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

INVESTMENT RISKS

          Many factors affect the Fund's performance. The Fund's yield will change daily based on changes in interest rates and other market conditions. Although the Advisor manages the Fund to maintain a stable $1.00 share price, there is no guarantee that it will be successful. For example, a major increase in short-term interest rates or a decrease in the credit quality of the issuer of one of the Fund's investments could cause the Fund's share price to decrease. It is important to note that neither the Fund's share prices nor its yield are guaranteed by the U.S. Government.

          The following factors may significantly affect the Fund's performance:

          Interest Rate Changes. Money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a money market security will fall when interest rates rise and will rise when interest rates fall. Securities with longer maturities and the securities of issuers in the financial services industry tend to be more sensitive to interest rate changes. Sometimes securities have new or novel features that are designed for specific market environments. If the structure of the security does not function as planned, the security could decline in value. Also, the behavior of these securities under various and changing market environments is not always well understood. Their values can decline unexpectedly.

          Financial Services Exposure. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the financial services sector can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

          Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions all can affect the credit quality or value of an issuer's securities. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes.

                                   MANAGEMENT

INVESTMENT ADVISOR

          B.C. Ziegler and Company ("Ziegler" or the "Advisor") is the investment advisor for the Fund. Ziegler also serves as distributor, accounting/pricing agent and administrative servicing agent for the Fund. In addition to managing the Fund and the other North Track funds, Ziegler provides counseling services to retail and institutional clients to help them select investment advisors appropriate to manage their assets. In this capacity, Ziegler monitors and assesses the performance of numerous investment advisers and makes recommendations to its clients. As of April 1, 2003, Ziegler and its affiliates had approximately $____ billion of assets under discretionary management. Ziegler is a wholly-owned subsidiary of The Ziegler Companies, Inc., a publicly owned financial services holding company. Ziegler's address is 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin 53202.

          Ziegler provides the Fund with overall investment advisory services and administrative services. For the year ended December 31, 2002, the Fund paid 0.20% of its average net assets in advisory fees.


                                PURCHASING SHARES

GENERAL INFORMATION

          You may buy Institutional Shares through Ziegler and selected dealers. You also may purchase shares in connection with asset allocation programs, wrap free programs and other programs of services offered or administered by broker-dealers, investment advisors, financial institutions and certain other service providers, provided the program meets certain standards established from time to time by Ziegler.

MINIMUM PURCHASE AMOUNTS

          The Fund has established minimum amounts that you must invest to open an account initially, and to add to the account at later times. These minimum investment amounts help the Fund control its operating expenses. The Fund incurs certain fixed costs with the opening and maintaining of every account and the acceptance of every additional investment, regardless of the amount of the investment involved. If the Fund accepted and maintained numerous small shareholder accounts and small additional investments, its operating expense ratio would increase and its total return would decline. The table below shows the minimum initial investment amounts and additional investment amounts currently in effect for the Fund for Institutional Shares:

                                   MINIMUM INITIAL         MINIMUM ADDITIONAL
TYPE OF INVESTOR                  INVESTMENT AMOUNT        INVESTMENT AMOUNT
----------------                  -----------------        ------------------
Institutional Investors               $50,000                      $100

METHODS FOR PURCHASING SHARES

          You must pay for shares of the Fund in U.S. dollars and your check must be drawn on a U.S. bank. North Track will not accept cash or traveler's checks. If your check does not clear, we will cancel your purchase and you will be responsible for any losses and any applicable fees. If you buy shares by any type of check, wire transfer or automatic investment purchase, and soon thereafter you decide to redeem your shares, we may postpone making your redemption payment for fifteen days or until your check has cleared, whichever is earlier. This does not limit your right to redeem shares. Rather, it operates to make sure that payment for the shares redeemed has been received by North Track.

          We consider your order for the purchase of shares to have been received when it is physically received by the Transfer Agent. If your purchase order is received prior to 12:00 noon (Eastern Time), we will invest it at the net asset value computed for the Fund on that day. If your order is received after 12:00 noon (Eastern Time), we will invest it at the net asset value determined for the Fund the next business day.

          The following describes the different ways in which you may purchase shares and the procedures you must follow in doing so.

METHOD                                                       STEPS TO FOLLOW
------                                                       ---------------
BY MAIL                             TO OPEN A NEW ACCOUNT                          TO ADD TO AN EXISTING ACCOUNT
Mail to:                            1.   Complete the Account Application          1.   Complete the Additional
                                         included in this prospectus.                   Investment form included with
                                                                                        your account statement.
North Track
c/o PFPC Inc.                       2.   Make your check payable to: "North             Alternatively, you may write a
P.O. Box 9796                            Track."                                        note indicating your account
Providence, RI 02940-9796                                                               number.

Overnight Mail to:                       Note: The amount of your purchase         2.   Make your check payable to
North Track                              must meet the applicable minimum               "North Track."
c/o PFPC Inc.                            initial investment account.  See
760 Moore Road                           "Purchasing Shares - Minimum Purchase     3.   Mail the Additional Investment
King of Prussia, PA 19406-1212           Amounts."                                      Form (or note) and your check.

                                    3.   Mail the completed Account
                                         Application and your check.

WIRE                                TO OPEN A NEW ACCOUNT                          TO ADD TO AN EXISTING ACCOUNT

                                    Not Applicable                                 You may purchase shares by wire
                                                                                   provided you advise North Track in
                                                                                   advance. Wire funds to Boston Safe
                                                                                   Deposit & Trust Company, Everett,
                                                                                   MA, ABA #011001234, Account
                                                                                   #044865, N/O PFPC as Agent, F/B/O
                                                                                   North Track Funds, Inc.

                                                                                   Wire purchase instructions must
                                                                                   include the name of the Fund, the
                                                                                   Class of shares and your account
                                                                                   number.

                                REDEEMING SHARES

GENERAL INFORMATION

          You may redeem any or all of your shares as described below on any day North Track is open for business. We redeem shares at net asset value. If your redemption order is received prior to 12:00 Noon (Eastern Time), the redemption will be at the net asset value calculated that day. If not, you will receive the net asset value calculated as of the next business day.

REDEMPTIONS

          The following table describes different ways that you may redeem your shares, and the steps you should follow.

METHOD                                     STEPS TO FOLLOW
------                                     ---------------
BY TELEPHONE                               You may use North Track's Telephone Redemption Privilege to redeem shares valued at less than $50,000, unless you have notified the
1-800-826-4600                             Transfer Agent of an address change within the preceding 30 days.
                                           The Transfer Agent will send redemption proceeds only to the shareholder of record at the address shown on the Transfer Agent's records.
                                           However, if you have provided the Transfer Agent with a signature guarantee, the Transfer Agent will wire redemption proceeds to a predesignated bank account.

                                           Unless you indicate otherwise on your account application, the Transfer
                                           Agent may accept redemption instructions received by telephone.
                                           The Telephone Redemption Privilege is not available for shares represented by stock certificates.

BY MAIL                                    To redeem shares by mail, send the following information to the Transfer
                                           Agent:

Mail to:                                            o        A written request for redemption signed by the registered
North Track                                                  owner(s) of the shares, exactly as the account is
c/o PFPC Inc.                                                registered, together with the shareholder's account number;
P.O. Box 9796
Providence, RI 02940-9796                           o        The stock certificates for the shares being redeemed, if
                                                             any;
Overnight Mail to:
North Track                                         o        Any required signature guarantees (see "Other Information
c/o PFPC Inc.                                                About Redemptions" below); and
760 Moore Road
King of Prussia, PA 19406-1212                      o        Any additional documents which might be required for
                                                             redemptions by corporations, executors, administrators,
                                                             trustees, guardians, or other similar entities.

                                           The Transfer Agent will redeem shares when it has received all necessary documents.  The Transfer Agent will notify you promptly if it cannot accept your redemption.  The Transfer Agent cannot accept redemption requests that specify a particular date for redemption or which specify any special conditions.

METHOD                                     STEPS TO FOLLOW
------                                     ---------------
CHECKWRITING                               Upon request, you will be provided with checks to be drawn on the
                                           Fund ("Redemption Checks"). Redemption checks may be written for amounts up to $500,000. There is a $10.00 service fee for each check under $250.

RECEIVING REDEMPTION PROCEEDS

          You may request to receive your redemption proceeds by mail or wire. Follow the steps outlined below. The Transfer Agent will not send redemption proceeds until all payments for the shares being redeemed have cleared, which may take up to 15 days from the purchase date of the shares.

METHOD              STEPS TO FOLLOW
------              ---------------
BY MAIL             The Transfer Agent mails checks for redemption proceeds
                    typically within one or two days, but not later than seven days, after it receives the request and all necessary
                    documents. There is no charge for this service.

BY ACH The Transfer Agent normally will process ACH redemptions to your bank account at your designated financial institution two days after receiving your redemption request and all necessary documents. There is no charge for ACH redemptions.

BY WIRE The Transfer Agent will normally wire redemption proceeds to your bank the next business day after receiving the redemption request and all necessary documents. The signatures on any written request for a wire redemption must be guaranteed. The Transfer Agent currently deducts a $12.00 wire charge from the redemption proceeds. This charge is subject to change. You will be responsible for any charges which your bank may make for receiving wires.

OTHER INFORMATION ABOUT REDEMPTIONS

          TELEPHONE REDEMPTIONS. By accepting the Telephone Redemption Privilege, you authorize PFPC Inc., as transfer agent (the "Transfer Agent"), to: (1) act upon the instruction of any person by telephone to redeem shares from the account for which such services have been authorized; and (2) honor any written instructions for a change of address if accompanied by a signature guarantee. You assume some risk for unauthorized transactions by accepting the Telephone Redemption Privilege. The Transfer Agent has implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of various pieces of personal information and providing written confirmation of such transactions. If the Transfer Agent, North Track, or any of their employees fails to abide by these procedures,

North Track may be liable to a shareholder for losses the shareholder suffers from any resulting unauthorized transaction(s). However, neither the Transfer Agent, North Track nor any of their employees will be liable for losses suffered by you which result from following telephone instructions reasonably believed to be genuine after verification pursuant to these procedures. This service may be changed, modified or terminated at any time. There is currently no charge for telephone redemptions, although a charge may be imposed in the future.

          SIGNATURE GUARANTEES. To protect you, the Transfer Agent and North Track from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Transfer Agent to be sure that you are the person who has authorized a redemption from your account. We require signature guarantees for: (1) any redemptions by mail if the proceeds are to be paid to someone else or are to be sent to an address other than your address as shown on North Track's records; (2) any redemptions by mail or telephone which request that the proceeds be wired to a bank, unless you designated the bank as an authorized recipient of the wire on your account application or subsequent authorization form and such application or authorization includes a signature guarantee; (3) any redemptions by mail if the proceeds are to be sent to an address for the shareholder that has been changed within the past thirty (30) days; (4) requests to transfer the registration of shares to another owner; and
(5) redemption requests for amounts over $50,000. North Track may waive these requirements in certain instances.

          The Transfer Agent will accept signature guarantees from all institutions which are eligible to provide them under federal or state law. Institutions which typically are eligible to provide signature guarantees include commercial banks, trust companies, brokers, dealers, national securities exchanges, savings and loan associations and credit unions. A signature guarantee is not the same as a notarized signature. The Transfer Agent may require signature guarantees by NYSE Medallion Program participants.

          CHECKWRITING. When a redemption check is presented for payment, the Fund will redeem a sufficient number of full and fractional shares in your account as of the next determined net asset value to cover the check. You will continue to earn income dividends until a redemption check is presented for payment. To use this method of redemption, you must complete and return the Account Information Form, which is available from North Track. Please do not attempt to use redemption checks to close your account. North Track may modify or terminate this privilege at any time.

          Unless otherwise authorized on the Account Information Form, redemption checks must be signed by all account owners. If the Fund receives written notice from any owner revoking another owner's authority to sign individually, the signatures of all account owners will be required for payment on any redemption check. Shares purchased by check may not be redeemed via redemption check until 15 days after funds for those shares have been received. You may not use checkwriting to redeem shares held in certificated form.

          The Fund may refuse to honor redemption checks whenever the right of redemption has been suspended, or if the account is otherwise impaired. A $10.00 service fee per check will be charged if (a) a redemption check for less than $250 is presented for payment, (b) the amount of a redemption check presented for payment exceeds the value of the investor's account, (c) a redemption check is presented that may not be cleared because it would require redemption of shares purchased by check within 15 days, or (d) a stop payment is requested.

          CLOSING SMALL ACCOUNTS. If you opened an account in the Prospect Hill Prime Money Market Fund prior to May 1, 1995 and transferred to the Fund in the Reorganization, and, due to redemption, your account drops below $500 for three months or more, the Fund may redeem your shares and close your account, after giving 60 days' written notice, unless you make additional investments to bring the account value to $1,000 or more. If your account was opened after May 1, 1995 and your account balance drops below $25,000 for three months or more, the Fund may redeem your shares and close your account, after giving 60 days' written notice, unless you make additional investments to bring the account value to $50,000 or more.

          SUSPENSION OF REDEMPTIONS. North Track may suspend the right to redeem shares of the Fund for any period during which: (1) the Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted; (2) there is an emergency as a result of which it is not reasonably practical for the Fund to sell its securities or to calculate the fair value of its net assets; or (3) the Securities and Exchange Commission may permit for the protection of the Fund's shareholders.

          REDEMPTIONS IN OTHER THAN CASH. It is possible that conditions may arise in the future which would, in the opinion of the Board of Directors of North Track, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize the Fund to make redemption payments in securities or other property of the Fund. However, the Fund will redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. If the Fund delivers any securities to you as payment of a redemption, we will value the securities at the same price assigned to them in computing the Fund's net asset value per share. You would incur brokerage costs when you sell any securities that the Fund distributes to you in this fashion.


                                OTHER INFORMATION

DETERMINATION OF NET ASSET VALUE PER SHARE

          The Fund sells its shares at their net asset value per share. We determine the net asset value per share daily by adding up the total value of the Fund's investments and other assets and subtracting any of its liabilities, or debts, and then dividing by the number of outstanding shares of the Fund. For this purpose, the Fund values its securities at amortized cost in accordance with procedures set forth in Rule 2a-7 of the 1940 Act and policies and guidelines adopted by North Track's Board of Directors. The net asset value per share is calculated each business day, Monday through Friday, except on customary national business holidays which result in closing of the New York Stock Exchange (the "Exchange") or any other day when the Exchange is closed. The calculation is as of 12:00 noon (Eastern Time) on each business day.

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND REINVESTMENTS

          The Fund earns interest, dividends and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Fund may also realize capital gains from its investments, and distributes these gains (less losses), if any, to shareholders as capital gains distributions. Distributions you receive from the Fund consist primarily of dividends. The Fund normally declares dividends daily and pays them monthly. Dividends may be taken in cash or additional shares at net asset value. Unless you have elected in writing to the Transfer Agent to receive dividends and capital gain distributions in cash, the Fund automatically will reinvest your dividends in additional shares of the Fund.

          Capital gains distributions, if any, in the Fund will be declared annually and normally will be paid within 60 days after the end of the fiscal year.

TAX STATUS

          Distributions you receive from the Fund are subject to federal income tax, and may also be subject to state or local taxes. The dividends that the Fund pays from its taxable net investment income and the distributions that the Fund makes from its net realized short-term capital gains generally will be taxable to you as ordinary income. This is true whether you elect to receive your dividends and distributions in cash or in additional shares of the Fund. The Fund does not expect that it will have any long-term capital gains, and thus does not contemplate paying distributions that would be taxable to you as long-term capital gains.

          The Fund will mail statements to shareholders annually regarding the tax status of its dividends and distributions, if any. You should consult your own tax adviser to assess the consequences of investing in the Fund under tax laws applicable to you. In particular, because the Fund invests a significant portion of its assets from time to time in U.S. Government securities, you should ascertain the status under state and local laws of dividends that the Fund pays to you which represent interest that the Fund earns on its U.S. Government securities.

          Any taxable distributions you receive from the Fund will normally be taxable to you when you receive them, regardless of your distribution option. However, distributions declared in December and paid in January each year are taxable as if paid on December 31 of the earlier year.

PRIVACY:  A FUNDAMENTAL CONCERN

          At North Track we are committed to protecting your privacy. We understand that as a North Track investor you entrust not only your money to us, but also your personal and financial information. Because we respect your fundamental right to maintain the confidentiality of this information, we have created this Privacy Policy to assure you we make it a priority to protect your information.

WE DO NOT SELL CLIENT INFORMATION TO ANYONE.

          YOUR PERSONAL INFORMATION. When you purchase shares or inquire about a transaction with North Track, you typically provide us with certain personal information. This information may include:

         -  Name and address

         -  Social Security or taxpayer identification number

         -  Beneficiary information

         -  Bank account information

         -  Investments at other institutions

          OUR COMMITMENT TO YOUR PRIVACY. We do not sell information about current or former clients or their accounts to unaffiliated third parties, nor do we disclose it to third parties unless necessary to complete transactions at your request or to service an account. For example, we may share information with companies that perform services on our behalf. One such service provider is the transfer agent for the Fund, PFPC Inc., which opens accounts, processes transactions and mails account statements. We require that each such company agree to share or use your information only for those purposes for which they were hired. Also, we may provide information to auditors or regulators but only as required by law.

          In order to protect your personal information, North Track maintains physical, electronic and procedural safeguards, and limits access to your information to those authorized employees who need it in order to perform their jobs.

          If you have any questions regarding our privacy policy please feel free to call North Track at 1-800-826-4600.


                      DELIVERY OF DOCUMENTS TO SHAREHOLDERS

          "HOUSEHOLDING". North Track will deliver a single prospectus, annual or semi-annual report or other shareholder information (collectively, a "shareholder document") to persons who have a common address and who have effectively consented to such delivery. This form of delivery is referred to as "householding."

          ELECTRONIC DELIVERY. North Track is developing the capability of delivering shareholder documents electronically to persons who have consented to such delivery and provide their e-mail addresses. Once it has developed such capability, North Track will deliver shareholder documents electronically by sending consenting persons an e-mail message informing them that the shareholder document has been posted and is available on North Track's website (www.northtrackfunds.com) and providing a hypertext link to the document. The electronic versions of the shareholder documents will be in PDF format and can be downloaded and printed using Adobe Acrobat.

          CONSENT. If you would like to assist North Track in controlling its printing and mailing costs, you may consent to householding and/or electronic delivery of shareholder documents by checking the appropriate boxes on the Account Application (included with this Prospectus) or by sending a note to that effect to North Track, c/o PFPC Inc., P.O. Box 9796, Providence, Rhode Island 02940-9796. For electronic delivery of shareholder documents, please make sure to include your e-mail address.

          You may revoke your consent to householding or electronic delivery of shareholder documents at any time by calling North Track at 1-800-826-4600 or by writing to North Track at the address provided above.


                              FINANCIAL HIGHLIGHTS

          The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Institutional Share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the year ended December 31, 2002 have been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Annual Report to Shareholders. The Annual Report is available upon request. The financial highlights for prior periods were audited by Arthur Andersen LLP which has ceased operations.

                                                                 CASH RESERVE FUND (INSTITUTIONAL SHARES)
                                                        -----------------------------------------------------------
                                                                   FOR THE YEARS ENDED DECEMBER 31,
                                                        -----------------------------------------------------------
                                                          2002        2001         2000         1999         1998
                                                        -------      -------      -------      -------      -------
(Selected data for each institutional share of the Fund
outstanding throughout the periods)

Net asset value,  beginning of period                   $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                        -------      -------      -------      -------      -------
Income from  investment  operations:
     Net investment income                                  .01          .04          .06          .05          .05
Less distributions:
     Dividends from net investment income                  (.01)        (.04)        (.06)        (.05)        (.05)
                                                        -------      -------      -------      -------      -------
Net asset value, end of period                          $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                        =======      =======      =======      =======      =======
Total investment return(b)                                 1.49%        3.78%        6.01%        4.67%        5.15%
Ratios/ supplemental data:
     Net assets, end of period (to nearest thousand)    $55,321      $62,250      $32,800      $10,536      $19,889

     Ratio of expenses to average net assets(a)             .54%         .56%         .50%         .58%         .48%
     Ratio of net investment income to average
       net assets(a)                                       1.43%        3.57%        6.00%        4.54%        5.06%

--------------

(a) For the years ended December 31, 1999 and 1998, the Advisor and administrator voluntarily waived a portion of their fees. Without these voluntary waivers, the ratios would have been as follows:

                                                          2002        2001         2000         1999         1998
                                                        -------      -------      -------      -------      -------
Ratio of expenses to average net assets                   n/a           n/a         n/a           .62%        .55%
Ratio of net investment income to average net
  assets                                                  n/a           n/a         n/a          4.50%       4.99%

If you have any questions about the Fund or would like more information, including a free copy of the Fund's Statement of Additional Information ("SAI"), or its Annual or Semi-Annual Reports, you may call or write North Track at:

NORTH TRACK FUNDS, INC.
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin  53202
1-800-826-4600

The SAI, which contains more information about the Fund, has been filed with the Securities and Exchange Commission ("SEC"), and is legally a part of this prospectus. The Annual and Semi-Annual Reports, also filed with the SEC, discuss market conditions and investment strategies that affected the Fund's performance during the prior fiscal year and six-month fiscal period, respectively.

To view these documents, along with other related documents, you can visit the SEC's Internet website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, for a duplicating fee, by electronic request to E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

Investment Company Act File No. 811-4401.

NORTH TRACK FUNDS, INC.                   ACCOUNTING/PRICING AGENT

1-800-826-4600                            B.C. Ziegler and Company
                                          215 North Main Street
Sales and Marketing                       West Bend, Wisconsin  53095
250 East Wisconsin Avenue
Suite 2000                                TRANSFER AND DIVIDEND DISBURSING AGENT
Milwaukee, Wisconsin  53202
                                          PFPC Inc.
Operations and Accounting                 760 Moore Road
215 North Main Street                     King of Prussia, Pennsylvania 19406
West Bend, Wisconsin  53095
                                          CUSTODIAN
INVESTMENT ADVISOR
                                          Union Bank of California
B.C. Ziegler and Company                  475 Sansome Street
250 East Wisconsin Avenue                 San Francisco, California 94111
Suite 2000
Milwaukee, Wisconsin  53202               COUNSEL

DISTRIBUTOR                               Quarles & Brady LLP
                                          411 East Wisconsin Avenue
B.C. Ziegler and Company                  Milwaukee, Wisconsin 53202
250 East Wisconsin Avenue
Suite 2000                                AUDITOR
Milwaukee, Wisconsin  53202
                                          Deloitte & Touche LLP
                                          180 North Stetson Avenue
                                          Chicago, Illinois 60601

STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2003
NORTH TRACK FUNDS, INC.
CASH RESERVE FUND
CLASS X COMMON  STOCK (RETAIL SHARES)
CLASS B COMMON STOCK (RETAIL SHARES)
CLASS C COMMON STOCK (RETAIL SHARES)
CLASS Y COMMON STOCK  (INSTITUTIONAL SHARES)
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin  53202
1-800-826-4600

          This Statement of Additional Information and the separate Prospectuses to which it relates describe the Class X Common Stock, Class B Common Stock, Class C Common Stock and Class Y Common Stock (referred to together as the "Classes") of the Cash Reserve Fund (the "Fund"), one of several separate mutual fund series offered by North Track Funds, Inc. ("North Track").

          The Fund seeks to obtain high current income consistent with stability of principal and the maintenance of liquidity.

          You may obtain a Prospectus describing the Fund's Class X Common Stock and Class B Common Stock, and Class C Common Stock (together the "Retail Shares") or a separate Prospectus describing Class Y Common Stock ("Institutional Shares") from B.C. Ziegler and Company ("Ziegler" or the "Distributor"), 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin 53202, telephone 1-800-826-4600, or from Selected Dealers (see the relevant Prospectus dated May 1, 2003 for more complete information, including an account application). This Statement of Additional Information is not a prospectus, and should be read in conjunction with the relevant Prospectus. This Statement of Additional Information provides details about the Fund that are not required to be included in the Prospectuses, and should be viewed as a supplement to, and not as a substitute for, the Prospectuses. Capitalized terms not otherwise defined in this Statement of Additional Information have the meanings ascribed to them in the relevant Prospectus.

          The financial statements of the Fund and the report of the independent public accountants thereon are incorporated by reference into this Statement of Additional Information from the Fund's Annual Report to Shareholders for the year ended December 31, 2002. See "Financial Statements."

                                TABLE OF CONTENTS

FUND HISTORY AND CAPITAL STOCK ..........................................   3
INVESTMENT PROGRAM ......................................................   4
RULE 2A-7 COMPLIANCE ....................................................   9
INVESTMENT RESTRICTIONS .................................................  11
PORTFOLIO TRANSACTIONS AND BROKERAGE PRACTICES ..........................  13
MANAGEMENT OF NORTH TRACK ...............................................  14
PERFORMANCE INFORMATION .................................................  25
DETERMINATION OF NET ASSET VALUE PER SHARE; VALUATION OF
         SECURITIES; REDEMPTION IN KIND .................................  26
TAX STATUS ..............................................................  28
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES .....................  29
RETAIL SHARE DISTRIBUTION EXPENSES ......................................  30
COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS ..............................  32
FINANCIAL STATEMENTS ....................................................  33
APPENDIX A SECURITIES RATINGS ........................................... A-1

                         FUND HISTORY AND CAPITAL STOCK

          North Track is a diversified, open-end, management investment company. It was organized in 1984 as a Maryland corporation. Until March 1, 2001, North Track was known as Principal Preservation Portfolios, Inc. The Board of Directors of North Track may authorize the issuance of additional series and, within each series, individual classes, and may increase or decrease the number of shares in each series or class.

          Prior to January 1, 1996, the Cash Reserve Fund, which was established in 1993, and the Prospect Hill Prime Money Market Fund comprised the two spokes of a Hub and Spoke money market complex. The Cash Reserve Fund consisted of a single class of common stock and operated as a retail spoke of the money market complex. The Prospect Hill Prime Money Market Fund, which was operated as a separate series of Prospect Hill Trust, a series open-end management investment company organized as a Massachusetts business trust, was an institutional money market fund and served as the institutional spoke in the complex. In the Hub and Spoke structure, the Cash Reserve Fund and the Prospect Hill Prime Money Market Fund invested all of their investable assets in the Prime Money Market Portfolio, a series of The Prime Portfolios. Ziegler Asset Management, Inc., the Fund's Advisor at that time, managed the investment and reinvestment of the assets held in the Prime Money Market Portfolio.

          Effective January 1, 1996 the Fund was recapitalized with two classes of stock, Class X Common Stock and Class Y Common Stock. At that time each outstanding share of Cash Reserve Fund's original class of common stock was redesignated (without otherwise affecting the rights and privileges appertaining thereto) as a share of Class X Common Stock, and shares of Class Y Common Stock were issued in exchange for the outstanding shares of the Prospect Hill Prime Money Market Fund. The Fund first began offering shares of Class B Common Stock on December 15, 1999, and shares of Class C Common Stock on May 1, 2003.

         The authorized common stock of North Track consists of ten billion shares, with a par value of $.001 per share. Shares of North Track are divided into nine mutual fund series, each with distinct investment objectives, policies and strategies. In addition to the Fund described in this Statement of Additional Information, North Track also offers shares of the Tax-Exempt Fund, Government Fund, Wisconsin Tax-Exempt Fund, S&P 100 Plus Fund, PSE Tech 100 Index Fund, Managed Growth Fund, Dow Jones U.S. Health Care 100 Plus Fund, and Dow Jones U.S. Financial 100 Plus Fund, through separate prospectuses. The Tax-Exempt Fund offers only Class A shares (which has a front-end sales charge). Shares of the remaining Funds are divided into three separate classes; namely, Class A shares, Class B shares (which has a contingent deferred sales charge on redemptions of shares within six years from date of purchase, which charge declines over time) and Class C shares (which has a 1% contingent deferred sales charge on redemptions of shares within 18 months from date of purchase). As noted above, shares of the Cash Reserve Fund are divided into four classes, three classes of Retail Shares (Class X, Class B and Class C) and a class of Institutional Shares (Class Y).

          Each share of each series of North Track is entitled to one vote on each matter presented to shareholders. All shares of North Track vote together on any matter that affects all shareholders uniformly, such as the election of directors. On matters that affect an individual series (such as approval of advisory or sub-advisory contracts and changes in fundamental policies of that series) a separate vote of the shareholders of that series is required, and the matter must be approved by the requisite vote of the shareholders of that series. On matters that uniquely affect a particular class of shares within a series (such as an increase in 12b-1 fees for that class), the shareholders of that class vote separately on the matter and the matter must be approved by the requisite vote of the shareholders of that class. Shares of a series or Class are not entitled to vote on any matter that does not affect the particular series or class.

          Each share of the Cash Reserve Fund is entitled to participate pro rata in any dividends or other distributions declared by the Board of Directors of North Track with respect to the Fund, and all shares of the Fund have equal rights in the event of a liquidation of the Fund. Shares of both Retail Classes and the Institutional Class are redeemable at net asset value, at the option of the shareholder. Shares have no preemptive, subscription or conversion rights and are freely transferable. Shares can be issued as full shares or fractions of shares. A fraction of a share has the same kind of rights and privileges within the Class as full shares in that class. Shares do not have cumulative voting rights.

          The phrase "majority vote" of the outstanding shares of a class, Fund or North Track means the vote of the lesser of: (1) 67% of the shares of the class, Fund or North Track, as the case may be, present at the meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the class, Fund or North Track, as the case may be.

          As a Maryland corporation, North Track is not required to hold, and in the future does not plan to hold, annual shareholder meetings unless required by law or deemed appropriate by the Board of Directors. However, special meetings may be called for purposes such as electing or removing Directors, changing fundamental policies or approving an investment advisory contract.


                               INVESTMENT PROGRAM

          As described above and in the Prospectuses for the Retail Shares and Institutional Shares, the Fund is designed to provide investors with current income. The Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital gains or maximum income irrespective of fluctuations in principal.

          The following information supplements and should be read in conjunction with the sections in the Prospectuses entitled "Investment, Risks and Performance Summary."

          Bank Obligations. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System. Domestic banks organized under state law are supervised and examined by state banking authorities and are members of the Federal Reserve System only if they elect to join. In addition, state banks are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

          Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

          Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

          In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

          In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, the Advisor carefully evaluates such investments on a case-by-case basis.

          Commercial Paper. The Fund may invest in commercial paper issued by major corporations in reliance on the exemption from registration afforded by
Section 3(a)(3) under the Securities Act of 1933, as amended (the "1933 Act"). Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. Such commercial paper generally can be readily traded in secondary trading markets among qualified institutional buyers without registration pursuant to the conditions of Rule 144A under the 1933 Act.

          The Fund also may invest in commercial paper in reliance on the so-called "private placement" exemption from registration which is afforded by
Section 4(2) of the 1933 Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the 1933 Act and generally is sold to institutional investors who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the paper, thus providing liquidity.

          The Advisor considers the legally restricted but readily saleable
Section 4(2) and Rule 144A paper to be liquid. However, pursuant to procedures approved by the Board of Directors of North Track, if a particular investment in
Section 4(2) or Rule 144A paper is not determined to be liquid, that investment will be included within the 10% limitation on illiquid securities. The Advisor monitors the liquidity of the Fund's investments in Section 4(2) and Rule 144A paper on a continuous basis.

          Variable Rate and Floating Rate Demand Securities. The Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

          Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations which are not so rated only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Advisor, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Fund. The Fund will not invest more than 10% of the value of its net assets in floating or variable rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are not readily marketable. See "Investment Restrictions" below.

          Unsecured Promissory Notes. The Fund also may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the Fund's investment objective. The Notes purchased by the Fund will have remaining maturities of 13 months or less, must be deemed under policies adopted by the Board of Directors of North Track to present minimal credit risks and will meet the quality criteria set forth in the Fund under "Investment Policies." The Fund will invest no more than 10% of its net assets in such Notes and in other securities that are not readily marketable (which securities would include floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described above and as to which there is no secondary market). See "Investment Restrictions" below.

          Participation Interests. The Fund may purchase from financial institutions participation interests in securities in which the Fund may invest. A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Advisor must have determined that the instrument is of comparable quality to those instruments in which the Fund may invest. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the security, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. The Fund will not invest more than 10% of its net assets in participation interests that do not have this demand feature, and in other securities that are not readily marketable. See "Investment Restrictions" below.

          Lending of Portfolio Securities. To a limited extent, the Fund may lend its portfolio securities to brokers, dealers and other institutional investors, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Fund considers collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. Such loans may not exceed one-third of the value of the Fund's total assets. From time to time, the Fund may return to the borrower and/or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

          The Securities and Exchange Commission (the "SEC") currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any interest or other distributions on the loaned securities, and any increase in market value; and (5) the Fund may pay only reasonable custodian fees in connection with the loan. These conditions may be subject to future modification.

          Foreign Securities. The Fund may invest no more than 5% of its total assets in foreign securities, including U.S. dollar-denominated obligations of foreign branches and subsidiaries of domestic banks and foreign banks, such as Eurodollar certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, and Yankee CDs, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar time deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a foreign or domestic bank, and Canadian time deposits, which are essentially the same as ETDs except they are issued by branches of major Canadian banks; high quality, U.S. dollar-denominated short-term bonds and notes (including variable amount master demand notes) issued by foreign corporations, including Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer; and U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Advisor to be of comparable quality to the other obligations in which the Portfolio may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

          The Fund may be subject to investment risks with respect to foreign securities that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers, although such obligations may be higher yielding when compared to the securities of U.S. domestic issuers. In making foreign investments, therefore, the Fund will give appropriate consideration to the following factors, among others.

          Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. The issuers of some of these securities, such as bank obligations, may be subject to less stringent or different regulation than are U.S. issuers. In addition, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers.

          Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or might restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise.

          Furthermore, some of these securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale. Income earned or received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by the Fund will reduce its net income available for distribution to its investors (e.g., the Retail Class). In selecting foreign securities, the Advisor will consider available yields, and any applicable taxes. All such investments will be U.S. dollar denominated.

          Investments In Other Investment Companies. An investment by the Fund in other investment companies - which is limited by fundamental investment restriction (13) below - may cause the Fund to incur increased costs of administration and distribution expenses.

          Securities Rating Criteria. A description of the characteristics and criteria of the various securities ratings used by several nationally recognized securities rating organizations is included in Appendix A attached to this Statement of Additional Information.

                              RULE 2A-7 COMPLIANCE

          All capitalized but undefined terms in this discussion shall have the meaning such terms have in Rule 2a-7 under the 1940 Act. The Fund is subject to certain maturity restrictions in accordance with Rule 2a-7 for money market funds that use the amortized cost method of valuation to maintain a stable net asset value of $1.00 per share. Accordingly, the Fund will (1) maintain a dollar weighted average portfolio maturity of 90 days or less, and (2) will purchase securities with a remaining maturity of no more than 13 months (397 calendar days). Further, the Fund will limit its investments to U.S. dollar-denominated securities which represent minimal credit risks and meet certain credit quality and diversification requirements. For purposes of calculating the maturity of portfolio instruments, the Fund will follow the requirements of Rule 2a-7. Under Rule 2a-7, the maturity of portfolio instruments is calculated as indicated below.

          Generally, the maturity of a portfolio instrument shall be deemed to be the period remaining (calculated from the trade date or such other date on which the Fund's interest in the instrument is subject to market action) until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made, except that: (1) An instrument that is issued or guaranteed by the U.S. government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. (2) A Variable Rate Instrument, the principal amount of which is scheduled on the face of the instrument to be paid on 397 calendar days or less shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. (3) A Variable Rate Instrument that is subject to a Demand Feature shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. (4) A Floating Rate Instrument that is subject to a Demand Feature shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. (5) A repurchase agreement shall be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or, where no date is specified, but the agreement is subject to a demand, the notice period applicable to a demand for the repurchase of the securities.

          The Fund is subject to certain credit quality restrictions pursuant to Rule 2a-7 under the 1940 Act. The Fund will invest at least 95% of its assets in instruments determined to present minimal credit risks and, at the time of acquisition, are (1) obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; (2) rated by at least two nationally recognized rating agencies (or by one agency if only one agency has issued a rating) (the "required rating agencies") in the highest rating category for short-term debt obligations; (3) unrated but whose issuer is rated in the highest category by the required rating agencies with respect to a class of short-term debt obligations or any security within that class that is comparable in priority and security with the instrument; or (4) unrated (other than the type described in (3)) but determined by the Board of Directors of the Fund to be of comparable quality to the foregoing (provided the unrated security has not received a short-term rating, and with respect to a long-term security with a remaining maturity within the Fund's maturity restrictions, has not received a long-term rating from any agency that is other than in its highest rating category). The foregoing are referred to as "first-tier securities."

          The balance of the securities in which the Fund may invest are instruments determined to present minimal credit risks, which do not qualify as first-tier securities, and, at the time of acquisition, are (1) rated by the required rating agencies in one of the two highest rating categories for short-term debt obligations; (2) unrated but whose issuer is rated in one of the two highest categories by the required rating agencies with respect to a class of short-term debt obligations or any security within that class that is comparable in priority and security with the obligation; or (3) unrated (other than described in (2)) but determined by the Board of Directors of the Fund to be of comparable quality to the foregoing (provided the unrated security has not received a short-term rating and, with respect to a long-term security with a remaining maturity within the Fund's maturity restrictions, has not received a long-term rating from any agency that is other than in one of its highest two rating categories). The foregoing are referred to as "second-tier securities."

          In addition to the foregoing guidelines, the Fund is subject to certain diversification restrictions pursuant to Rule 2a-7 under the 1940 Act, which include (1) the Fund will not acquire a second-tier security of an issuer if, after giving effect to the acquisition, the Fund would have invested more than the greater of 1% of its total assets or one million dollars in second-tier securities issued by that issuer, or (2) the Fund will not invest more than 5% of the Fund's assets in the securities (other than securities issued by the U.S. government or any agency or instrumentality thereof) issued by a single issuer, except for certain investments held for not more than three business days.


                             INVESTMENT RESTRICTIONS

          The following restrictions, which are a matter of "fundamental policy," may not be changed with respect to the Fund without the approval of a "majority of the outstanding voting securities" of the Fund, which, under the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder and as used in this Statement of Additional Information and the Prospectus, means, with respect to the Fund, the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.

          As a matter of fundamental policy, the Fund may not:

                    1. Issue senior securities.

                    2. Borrow money, except from banks or through repurchase agreements for temporary or emergency (not leveraging) purposes in an amount up to 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

                    3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except (i) to secure borrowings for temporary or emergency purposes and
(ii) in connection with the purchase of securities on a forward commitment basis and the entry into reverse repurchase agreements or for similar transactions.

                    4. Invest in puts, calls, straddles, spreads or any combination thereof if, by reason of such investment, the value of the Fund's investments in all such classes of securities would exceed 5% of the Fund's total assets.

                    5. Sell securities short or purchase securities on margin.

                    6. Act as underwriter of securities of other issuers, except insofar as the Fund may be deemed an underwriter in connection with the disposition of a portfolio security.

                    7. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are not readily marketable (which securities would include participation interests that are not subject to the demand feature described in the then-current Prospectus and floating and variable rate demand obligations as to which no secondary market exists and the Fund cannot exercise the demand feature described in the then-current Prospectus on not more than seven days' notice), if, in the aggregate, more than 10% of its net assets would be so invested. The Fund may not invest in time deposits maturing in more than seven days.

                    8. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests, except for any of the foregoing acquired as a result of ownership of another portfolio or security.

                    9. Make short-term loans to others, except through the purchase of debt obligations and through repurchase agreements referred to in the Prospectus, and except that the Fund may lend its portfolio securities in an amount not to exceed one-third of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board of Directors.

                    10. Invest more than 5% of its assets in the obligations of any other issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to any such limitations. Notwithstanding the foregoing, to the extent required by the rules of the SEC, the Fund will not invest more than 5% of its assets in the obligations of any one bank.

                    11. Invest more than 25% of its assets in the securities of issuers in any industry other than banking, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

                    12. Invest in companies for the purpose of exercising control.

                    13. Purchase securities of other investment companies if the purchase would cause more than 10% of the value of the total assets of the Fund, as the case may be, to be invested in investment company securities, provided that: (i) the Fund will not make any investment in the securities of any single investment company if, immediately after such investment, more than 3% of the outstanding voting securities of such investment company would be owned by the Fund, or more than 5% of the value of the total assets of the Fund, would be invested in such investment company; and (ii) no such restrictions shall apply to a purchase by the Fund of investment company securities as a part of a merger, consolidation, acquisition of assets or reorganization.

                    14. Purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, or purchase equity securities of issuers which are not readily marketable if, by reason thereof, the value of the

Fund's aggregate investment in all classes of such securities will exceed 5% of its total assets.

          If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

          North Track may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. In the event that, once such a commitment is made, the state restrictions with respect to which the commitment was made are modified or repealed, North Track reserves the right to correspondingly modify or revoke the commitment; provided no such action on the part of North Track may result in an investment restriction that is less restrictive than restrictions 1-14 above. Should North Track determine that, once made, any such commitment is no longer in the best interests of the Fund and its shareholders, North Track reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.


                 PORTFOLIO TRANSACTIONS AND BROKERAGE PRACTICES

          Subject to the general supervision of the Directors, the Advisor is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commission or discounts are paid.

          The Advisor currently serves as investment manager to a number of clients, and may in the future act as investment manager or advisor to others, including other registered investment companies. It is the practice of the Advisor to allocate purchase and sale transactions among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations the Advisor considers the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for managing the Fund and other client accounts.

          The Advisor gives primary consideration to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Advisor assures that commissions are fair and reasonable, but does not necessarily seek the lowest possible commissions in all circumstances. The Advisor believes that a requirement always to seek the lowest possible commission could impede effective portfolio management and preclude the Fund and the Advisor from obtaining high quality execution and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transactions, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for the services is not ascertainable. In transactions effected with a dealer, acting as principal, who furnishes research services to the Advisor, the Advisor will not purchase securities for the Fund at a higher price, or sell securities at a lower price, than would be the case if the dealer had not furnished such services.

          In seeking to implement the Fund's policies, the Advisor effects transactions with those brokers and dealers whom the Advisor believes provide the most favorable prices and are capable of providing efficient executions. If the Advisor believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Advisor. Such services include, but are not limited to, information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to investment, wire services, and appraisals or evaluation of portfolio securities.

          The information and services received by the Advisor from brokers and dealers may be of benefit to the Advisor in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Advisor and thereby reduce its expenses, it is of indeterminable value and the Fund does not reduce the management fee it pays to the Advisor by any amount that may be attributable to the value of such services.

          During the last three years, the Fund paid no brokerage commissions.


                            MANAGEMENT OF NORTH TRACK

DIRECTORS AND OFFICERS

          Under applicable law, the Board of Directors is responsible for management of North Track, and provides broad supervision over its affairs. The Board of Directors meets regularly to review the Fund's investments, performance and expenses. The Board elects the officers of North Track, and hires the Fund's service providers, including the Fund's investment advisor and distributor of the Fund's shares, B.C. Ziegler and Company ("Ziegler"). The Board annually reviews and considers approval of the continuation of the investment advisory agreement with Ziegler and the Fund's distribution plan, and annually approves the selection of independent public accountants for the Fund. The Board also establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of North Track's business. The policy of North Track is that the majority of Board members are independent of Ziegler.

          The following table presents information about each director and officer of North Track.

                                               TERM OF                                        NUMBER OF
                                               OFFICE                                        NORTH TRACK
                              POSITION(S)       AND              PRINCIPAL                      FUNDS              OTHER
                               HELD WITH       LENGTH           OCCUPATION(S)                  OVERSEEN        DIRECTORSHIPS(2)
                                NORTH         OF TIME           DURING PAST                      BY               HELD BY
    NAME, ADDRESS & AGE         TRACK         SERVED(1)         FIVE YEARS                     DIRECTOR            DIRECTOR
    -------------------       -----------     ---------         ------------                 ------------      ---------------
INDEPENDENT DIRECTORS:

Ralph J. Eckert               Director       Since 1996      Chairman, Trustmark                   9                 None
2059 Keystone Ranch Road                                     Insurance Cos. from
Dillon, CO 80435                                             1972 to 1997;
Birthdate: 3-12-29                                           Director, Trustmark
                                                             Insurance Cos. from
                                                             1970 to 2000;  Trustee
                                                             of the Board of
                                                             Pensions of the
                                                             Evangelical Lutheran
                                                             Church in America from
                                                             1991 to 1997, and
                                                             Chairman of the Board
                                                             from 1993 to 1997.

James G. DeJong               Director       Since 2001      President and Managing                9                 None
11000 N. Wyngate Trace                                       Shareholder, O'Neil,
Mequon, WI 53092                                             Cannon & Hollman S.C.
Birthdate: 10-18-51                                          (law firm) since 1978.

Steven P. Kent                Director       Since 2001      Managing Director in                  9                 None
8220 Greystone Court                                         Corporate Finance
Burr Ridge, IL 60521                                         Department, Keefe,
Birthdate: 8-27-50                                           Bruyette & Woods,
                                                             Incorporated (investment
                                                             banking firm) since August
                                                             1998, Managing Director in
                                                             Corporate Finance
                                                             Department, Robert W.
                                                             Baird & Co. Incorporated
                                                             from 1983 to 1998.

Marcia L. Wallace             Director       Since 2001      Retired; Senior Vice                  9                 None
575 Commonwealth Place                                       President in Global
Sarasota, FL 34242                                           Trust Services and
Birthdate: 12-02-47                                          Institutional Custody,
                                                             First Chicago NBD/Bank
                                                             One from 1985 to 1999.

INTERESTED DIRECTORS AND OFFICERS:

Peter D. Ziegler(3)           Chairman of    Since 2000      Director, The Ziegler Companies,      9                 None
4363 Stoney Lane              the Board                      Inc. from 1986 to 2001; Chairman,
Slinger, WI 53086                                            The Ziegler Companies, Inc. from
Birthdate: 4-2-49                                            1997 to 2000, President and CEO,
                                                             The Ziegler Companies, Inc. from
                                                             1990 to 2000; Director, West Bend
                                                             Mutual Insurance Company since
                                                             1980; West Bend, Wisconsin;
                                                             Director, Trustmark Insurance
                                                             Cos., since 1980; Trustee,
                                                             National YMCA Retirement Fund.


                                               TERM OF                                        NUMBER OF
                                               OFFICE                                        NORTH TRACK
                              POSITION(S)       AND              PRINCIPAL                      FUNDS              OTHER
                               HELD WITH       LENGTH           OCCUPATION(S)                  OVERSEEN        DIRECTORSHIPS(2)
                                NORTH         OF TIME           DURING PAST                      BY               HELD BY
    NAME, ADDRESS & AGE         TRACK         SERVED(1)         FIVE YEARS                     DIRECTOR            DIRECTOR
    -------------------       -----------     ---------         ------------                 ------------      ---------------
John J. Mulherin(4)           Director       Since 2003      President and Chief Executive         9           The EnvestNet
250 E. Wisconsin Ave.                                        Officer, The Ziegler Companies,                     Group, Inc.
Milwaukee, WI  53202                                         Inc. since February 2000; Chief
Birthdate: 5-18-51                                           Administrative Officer at
                                                             Villanova Capital (asset
                                                             management group of Nationwide
                                                             Insurance) from June 1999 to
                                                             February 2000; President of
                                                             National Financial Correspondent
                                                             Services Company (a clearing
                                                             subsidiary of Fidelity
                                                             Investments) from November 1997
                                                             to December 1998; Chief Operating
                                                             Officer of Fidelity Investments
                                                             Institutional Services Company (a
                                                             mutual fund distribution and
                                                             services organization) from
                                                             August 1995 to November 1997.

Robert J. Tuszynski           President      Since 1984      Managing Director, Ziegler            N/A             N/A
250 E. Wisconsin Ave.                                        Investment Group, B.C. Ziegler
Milwaukee, WI 53202                                          and Company, since 1999; prior
Birthdate: 3-9-59                                            thereto Senior Vice President,
                                                             B.C. Ziegler and Company, from
                                                             1996 to 1999.

James L. Brendemuehl          Senior Vice    Since 1999      Vice President - Mutual Funds,        N/A             N/A
250 E. Wisconsin Ave.         President -                    B.C. Ziegler and Company since
Milwaukee, WI 53202           Sales                          1995.
Birthdate: 2-23-46

John H. Lauderdale            Senior Vice    Since 1993      Wholesaler, B.C. Ziegler and          N/A             N/A
250 E. Wisconsin Ave.         President-                     Company since 1991.
Milwaukee, WI 53202           Marketing
Birthdate: 12-15-65

Franklin P. Ciano             Chief          Since 1996      Manager of North Track                N/A             N/A
215 N. Main Street            Financial                      Operations, B.C. Ziegler and
West Bend, WI 53095           Officer and                    Company since 1996.
Birthdate: 4-26-52            Treasurer

Kathleen Cain                 Secretary      Since 1999      Administrative assistant to           N/A             N/A
250 E. Wisconsin Ave.                                        President of North Track, B.C.
Milwaukee, WI 53202                                          Ziegler and Company, since 1999;
Birthdate: 11-19-57                                          prior thereto, Assistant
                                                             Secretary/Treasurer for Regal
                                                             Ware, Inc. (kitchen items
                                                             manufacturer).

--------------
(1) Officers of North Track serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of North Track serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the 1940 Act.

(2) Only includes directorship held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

(3) Mr. Ziegler is considered to be an "interested person" (as defined in the 1940 Act) of North Track because until 2001 he was a director of The Ziegler Companies, Inc. and until 2000 he was its President and Chief Executive Officer.

(4) Mr. Mulherin is considered to be an "interested person" (as defined in the 1940 Act) of North Track because he is President and Chief Executive Officer of the Ziegler Companies, Inc.

BOARD COMMITTEES

          The standing committees of North Track's Board of Directors include an audit committee, a pricing committee and a nominating committee. The audit and nominating committees consist of all the independent directors, namely James G. DeJong, Steven P. Kent and Marcia L. Wallace. Mr. Eckert serves as chairman of both committees. The pricing committee consists of Marcia L. Wallace (chair), Steven P. Kent and Peter D. Ziegler.

          The audit committee annually selects independent public accountants for the Fund and oversees the preparation of the Fund's financial statements. In this capacity, the audit committee meets at least annually with the independent public accountants to discuss any issues surrounding the preparation and audit of the Fund's financial statements. The audit committee also discusses with the independent public accountants the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of the Fund's internal financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The audit committee met three times during the fiscal year ended December 31, 2002.

          The nominating committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. No policy or procedure has been established as to the recommendation of director nominees by shareholders, except that nominations of directors who are not "interested persons" must be made and approved by the nominating committee. The nominating committee met one time during the fiscal year ended December 31, 2002.

          The pricing committee oversees the pricing policies and guidelines established by the Board of Directors and confers with management personnel of the Advisors on matters relating to the pricing of securities held by the Fund. The pricing committee met one time during the fiscal year ended December 31, 2002.

DIRECTOR OWNERSHIP OF FUND SHARES

          The table below sets forth the dollar range of shares of the North Track funds owned by each director as of December 31, 2002 is listed below.

                                                                                        AGGREGATE DOLLAR RANGE OF
                                                                                        EQUITY SECURITIES IN ALL
                                                                                          REGISTERED INVESTMENT
                                                                                        COMPANIES OVERSEEN BY
                                               DOLLAR RANGE OF EQUITY                      DIRECTOR IN FAMILY OF
       NAME OF DIRECTOR                        SECURITIES IN THE FUND                      INVESTMENT COMPANY
       ----------------                        ----------------------                   ------------------------
Peter D. Ziegler                Over $100,000 (S&P 100 Plus)                                     Over $100,000
                                Over $100,000 (PSE Tech 100 Index)
                                $1-$10,000 (Dow Jones U.S. Health Care 100 Plus)
                                None (Dow Jones U.S. Financial 100 Plus)
                                $50,001-$100,000 (Managed Growth)
                                None (Tax-Exempt)
                                None (Government)
                                None (Cash Reserve)
                                $10,001-$50,000 (Wisconsin Tax-Exempt)

James G. DeJong                 $1-$10,000 (S&P 100 Plus)                                       $10,001-$50,000
                                $1-$10,000  (PSE Tech 100 Index)
                                $1-$10,000 (Dow Jones U.S. Health Care 100 Plus)
                                $1-$10,000 (Dow Jones U.S. Financial 100 Plus)
                                None (Managed Growth)
                                None (Tax-Exempt)
                                None (Government)
                                None (Cash Reserve)
                                None (Wisconsin Tax-Exempt)

Ralph J. Eckert                 $10,001-$50,000 (S&P 100 Plus)                                   Over $100,000
                                $10,001-$50,000 (PSE Tech 100 Index)
                                None (Dow Jones U.S. Health Care 100 Plus)
                                None (Dow Jones U.S. Financial 100 Plus)
                                $10,001-$50,000 (Managed Growth)
                                None (Tax-Exempt)
                                None (Government)
                                $10,001-$50,000 (Cash Reserve)
                                None (Wisconsin Tax-Exempt)

Steven P. Kent                  None (S&P 100 Plus)                                                $1-$10,000
                                $1-$10,000 (PSE Tech 100 Index)
                                None (Dow Jones U.S. Health Care 100 Plus)
                                None (Dow Jones U.S. Financial 100 Plus)
                                None (Managed Growth)
                                None (Tax-Exempt)
                                None (Government)
                                None (Cash Reserve)
                                None (Wisconsin Tax-Exempt)

                                                                                        AGGREGATE DOLLAR RANGE OF
                                                                                        EQUITY SECURITIES IN ALL
                                                                                          REGISTERED INVESTMENT
                                                                                        COMPANIES OVERSEEN BY
                                               DOLLAR RANGE OF EQUITY                      DIRECTOR IN FAMILY OF
       NAME OF DIRECTOR                        SECURITIES IN THE FUND                      INVESTMENT COMPANY
       ----------------                        ----------------------                   ------------------------
Marcia L. Wallace               None (S&P 100 Plus)                                            $10,001 - $50,000
                                None (PSE Tech 100 Index)
                                $1-$10,000 (Dow Jones U.S. Health Care 100 Plus)
                                None (Dow Jones U.S. Financial 100 Plus)
                                $1-$10,000 (Managed Growth)
                                None (Tax-Exempt)
                                None (Government)
                                None (Cash Reserve)
                                None (Wisconsin Tax-Exempt)

John J. Mulherin                $50,000-$100,000 (S&P 100 Plus)                                  Over $100,000
                                $10,001-$50,000 (PSE Tech 100 Index)
                                $10,001- $50,000 (Dow Jones U.S. Health Care 100
                                Plus)
                                $1-$10,000 (Dow Jones U.S. Financial 100 Plus)
                                None (Managed Growth)
                                None (Tax-Exempt)
                                None (Government)
                                $10,001- $50,000 (Cash Reserve)
                                None (Wisconsin Tax-Exempt)

          No director who is not an interested person of North Track, or his or her immediate family members, owned beneficially or of record, as of December 31, 2002, any securities of Ziegler or in any person controlling, controlled by or under common control with Ziegler.

DIRECTOR COMPENSATION

          North Track pays the compensation of the directors who are not officers, directors or employees of Ziegler. North Track may also retain consultants, who will be paid a fee, to provide the Board with advice and research on investment matters. Each mutual fund series of North Track pays a proportionate amount of these expenses based on its total assets.

          The table below shows fees paid to directors of North Track for the fiscal year ended December 31, 2002.

                                                               PENSION OR                           TOTAL COMPENSATION
                                                               RETIREMENT                            FROM NORTH TRACK
    NAME OF PERSON AND                                      BENEFITS ACCRUED    ESTIMATED ANNUAL     FUND COMPLEX (10
       POSITION WITH               COMPENSATION FROM        AS PART OF NORTH     BENEFITS UPON        FUNDS) PAID TO
        NORTH TRACK              NORTH TRACK (BY FUND)       TRACK EXPENSES        RETIREMENT            DIRECTORS
        -----------              ---------------------      ----------------    ---------------     -----------------
James G. DeJong              $   621.07 (Tax-Exempt)               -0-                -0-                 $17,500
                             $   538.61 (Government)
                             $ 4,094.04 (S&P 100 Plus)
                             $ 6,355.72 (PSE Tech 100
                             Index)
                             $   521.81 (Managed Growth)
                             $   360.27  (Dow Jones U.S.
                             Health Care 100 Plus)
                             $   286.58 (Dow Jones U.S.
                             Financial 100 Plus)
                             $ 3,562.08 (Cash Reserve)
                             $   942.59 (Wisconsin Tax-
                             Exempt)
                             $   217.23 (Achievers)

Ralph J. Eckert              $   621.07 (Tax-Exempt)               -0-                -0-                 $17,500
                             $   538.61 (Government)
                             $ 4,094.04 (S&P 100 Plus)
                             $ 6,355.72 (PSE Tech 100 Index)
                             $   521.81 (Managed Growth)
                             $   360.27 (Dow Jones U.S.
                             Health Care 100 Plus)
                             $   286.58 (Dow Jones U.S.
                             Financial 100 Plus)
                             $ 3,562.08 (Cash Reserve)
                             $   942.59 (Wisconsin
                             Tax-Exempt)
                             $   217.23 (Achievers)

Steven P. Kent               $   621.07 (Tax-Exempt)               -0-                -0-                 $17,500
                             $   538.61 (Government)
                             $ 4,094.04 (S&P 100 Plus)
                             $ 6,355.72 (PSE Tech 100 Index)
                             $   521.81 (Managed Growth)
                             $   360.27 (Dow Jones U.S.
                             Health Care 100 Plus)
                             $   286.58 (Dow Jones U.S.
                             Financial 100 Plus)
                             $ 3,562.08 (Cash Reserve)
                             $   942.59 (Wisconsin Tax-
                             Exempt)
                             $   217.23 (Achievers)

Marcia L. Wallace            $   621.07 (Tax-Exempt)               -0-                -0-                 $17,500
                             $   538.61 (Government)
                             $ 4,094.04 (S&P 100 Plus)
                             $ 6,355.72 (PSE Tech 100
                             Index)
                             $   521.81 (Managed Growth)
                             $   360.27 (Dow Jones U.S.
                             Health Care 100 Plus)
                             $   286.58 (Dow Jones U.S.
                             Financial 100 Plus)
                             $ 3,562.08 (Cash Reserve)
                             $   942.59 (Wisconsin Tax-
                             Exempt)
                             $   217.23 (Achievers)

John. J. Mulherin(1)         -0-                                   -0-                -0-                   -0-

                                                               PENSION OR                           TOTAL COMPENSATION
                                                               RETIREMENT                            FROM NORTH TRACK
    NAME OF PERSON AND                                      BENEFITS ACCRUED    ESTIMATED ANNUAL     FUND COMPLEX (10
       POSITION WITH               COMPENSATION FROM        AS PART OF NORTH     BENEFITS UPON        FUNDS) PAID TO
        NORTH TRACK              NORTH TRACK (BY FUND)       TRACK EXPENSES        RETIREMENT            DIRECTORS
        -----------              ---------------------      ----------------    ---------------     -----------------
Peter D. Ziegler             $   621.07 (Tax-Exempt)               -0-                -0-                 $17,500
                             $   538.61 (Government)
                             $ 4,094.04 (S&P 100 Plus)
                             $ 6,355.72 (PSE Tech 100
                             Index)
                             $   521.81 (Managed Growth)
                             $   361.27 (Dow Jones U.S.
                             Health Care 100 Plus)
                             $   286.58 (Dow Jones U.S.
                             Financial 100 Plus)
                             $ 3,562.08 (Cash Reserve)
                             $   942.59 (Wisconsin Tax-
                             Exempt)
                             $   217.23 (Achievers)

--------------

(1) Mr. Mulherin was appointed to the Board as of January 1, 2003. Mr. Mulherin will not receive compensation as a director of North Track because he is an officer and director of Ziegler

MATERIAL TRANSACTIONS WITH INDEPENDENT DIRECTORS

          No director who is not an interested person of North Track, or immediate family member of that director, has had, during the two most recently completed calendar years, a direct or indirect interest in Ziegler or Geneva Capital Management, Ltd. ("Geneva Capital"), the sub-advisor to the Managed Growth Fund, or in any person directly or indirectly controlling, controlled by or under common control with Ziegler or Geneva Capital exceeding $60,000. In addition, no director who is not an interested person of Ziegler or Geneva Capital, or any immediate family members of that director, has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $60,000 and to which one of the parties was North Track; an officer of North Track; an investment company or an officer of an investment company having Ziegler or Geneva Capital as its investment advisor or principal underwriter or having an investment advisor or principal underwriter that directly or indirectly controls, is controlled by or under common control with Ziegler or Geneva Capital. No director who is not an interested person of North Track, or immediate family member of such a director, has had, in the two most recently completed calendar years, a direct or indirect relationship in which the amount involved exceeds $60,000, with any of the persons described above in this paragraph and which include payments for property or services to or from any of those persons; provision of legal services to any person specified above in this paragraph; provision of investment banking services to any person specified above in this paragraph, other than a participating underwriter in a syndicate; or any consulting or other relationship that is substantially similar in nature and scope to the relationships detailed herein.

CODES OF ETHICS

          Rule 17j-1 under Section 17(j) of the 1940 Act makes it illegal for any person associated with North Track, the Adviser or the Sub-Advisor, who has knowledge of portfolio securities trades that the Fund makes or intends to make, to use that information in a manner that benefits that person and/or harms the Fund. To protect against such conduct, North Track, the Advisor and the Sub-Advisor have adopted codes of ethics in accordance with requirements established under Rule 17j-1. The codes of ethics do not prohibit persons who have knowledge of North Track's portfolio securities trades from investing in the same securities; however, the codes of ethics establish time frames, prior approval procedures and reporting requirements designed to assure that persons who have knowledge of the Fund's securities trades cannot use that information in a manner which is detrimental to the Fund and/or which benefits the person.

ELIMINATION OF SALES LOADS FOR AFFILIATES

          The Fund may be purchased at net asset value (that is, without a front-end sales charge) by directors and officers of North Track (including shares purchased by any such person's spouse, children or grandchildren under age 21, and by employees of Ziegler and Geneva Capital, and the trustee or custodian under any pension or profit-sharing plan established for the benefit of any such employees. Non-employee directors of The Ziegler Companies, Inc. also may purchase shares of the Fund without a sales charge. The term "employees" includes an employee's spouse (including the surviving spouse of a deceased employee), parents (including step-parents and in-laws), children, grandchildren under age 21, siblings, and retired employees. North Track permits such persons to purchase shares of the Fund without a sales charge because of the minimum sales effort to accommodate these persons. The elimination of the sales load for these affiliates also encourages them to invest in North Track and rewards them for their services to North Track.

THE INVESTMENT ADVISOR

          Under the terms of an Investment Advisory Agreement, B.C. Ziegler and Company ("Ziegler") provides the Fund with overall investment advisory and administrative services. Subject to such policies as the North Track Board of Directors may determine, Ziegler makes investment decisions on behalf of the Fund, makes available research and statistical data in connection therewith, and supervises the acquisition and disposition of investments by the Fund. Ziegler is a wholly owned subsidiary of The Ziegler Companies, Inc., a publicly owned financial services holding company.

          The advisory agreement under which the Fund has retained Ziegler as its investment advisor provides for compensation to Ziegler (computed daily and paid monthly) at an annual rate equal to 0.20% of the Fund's average daily net assets.

          For the years ended December 31, 2000, 2001 and 2002, the Fund incurred investment advisory fees of $305,733, $353,199 and $401,774, respectively.

          In approving the renewal of the Investment Advisory Contract with Ziegler at the August 2002 meeting of the Board of Directors, the Board considered a variety of factors, including the advisory fees and operating expenses paid by the Fund; the performance of the Fund compared with comparable funds; the scope and quality of the services provided; the profits derived by the Advisor; and the availability, cost and value of alternative means of obtaining such services. After consideration, the Board unanimously approved the renewal of its Advisory Agreement with Ziegler.

ACCOUNTING/PRICING SERVICES

          Ziegler provides certain accounting and pricing services to the Fund, including calculating daily net asset value per share; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balances monthly; recording purchases and sales based upon portfolio manager communications; and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for, the Fund. Ziegler provides these services pursuant to the terms of an Accounting/Pricing Agreement (the "Accounting/Pricing Agreement") at rates found by the Board of Directors to be fair and reasonable in light of the usual and customary charges made by unaffiliated vendors for similar services. The current rate of payment for these services per year is 0.04% on average daily net assets between $50 million and $100 million, 0.03% on the next $100 million, and 0.01% on average daily net assets in excess of $200 million, subject to a minimum annual fee of $15,000 and a maximum annual fee of $125,000. For the years ended December 31, 2000, 2001 and 2002, the Fund incurred fees under the Accounting/Pricing Agreement of $51,123, $56,166, and $72,982, respectively.

          The Accounting/Pricing Agreement continues in effect from year to year, as long as it is approved at least annually by North Track's Board of Directors or by a vote of the outstanding voting securities of North Track and in either case by a majority of the Directors who are not parties to the Accounting/Pricing Agreement or interested persons of any such party. The Accounting/Pricing Agreement terminates automatically if assigned and may be terminated without penalty by either party on 60 days notice. The Accounting/Pricing Agreement provides that neither Ziegler nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any act or omission in the execution and the discharge of its obligations under the Accounting/Pricing Agreement, except for willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties under the Accounting/Pricing Agreement, and in no case shall their liability exceed one year's fee income received by them under such Agreement.

ADMINISTRATIVE SERVICES

          Ziegler also provides certain administrative services to North Track and the Fund, including: (a) providing office space, equipment and clerical personnel necessary for maintaining the organization of North Track; (b) providing personnel to serve as directors, officers and employees of North Track to the extent requested by North Track and as permitted and appropriate under applicable laws and regulations; (c) supervising the overall administration of North Track, including negotiation of contracts and fees with, and the monitoring of performance and billings of, North Track's independent contractors or agents; (d) preparing and, if applicable, filing all documents required for compliance by North Track with applicable laws and regulations; (e) preparing agendas and supporting documents for and minutes of meetings of the Board of Directors of North Track and committees thereof and shareholders of the Fund; and (f) maintaining other books and records of North Track.

          Ziegler provides these services pursuant to the terms of an Administrative Services Agreement between it and North Track. The Fund pays Ziegler compensation for providing these services at the rate of 0.15% of the Fund's average daily net assets up to $200 million and 0.10% of such assets over $200 million. The Administrative Services Agreement will continue in effect with respect to the Fund from year to year provided North Track's Board of Directors, including at least a majority of the Directors who are not "interested persons" (as that term is defined in the 1940 Act) of North Track, approve such continuance with respect to the Fund. Either party may terminate the Administrative Services Agreement with respect to the Fund at any time on not less than 60 days prior written notice. The Administrative Services Agreement provides that the Ziegler shall not be liable to North Track or the Fund for any action taken or thing done by it in good faith and without negligence or misconduct on its part or on the part of any of its subcontractors or agents. North Track must indemnify and hold the Ziegler harmless from any and all claims, actions, suits, losses, costs, damages and expenses (including reasonable expenses for counsel) that it incurs in connection with any action or omission by it or its employees, agents or subcontractors in the performance of their duties under the Administrative Services Agreement, unless such act or omission constitutes negligence, misconduct, willful misfeasance, bad faith or reckless disregard.

          For the years ended December 31, 2000, 2001 and 2002, the Fund incurred administrative fees of $229,299, $264,899 and $298,853, respectively.

CUSTODIAN SERVICES

          Union Bank of California serves as the Custodian of the Fund's assets pursuant to a Custodian Servicing Agreement. The Custodian is responsible for holding and safekeeping of the Fund's assets.

SHAREHOLDER SERVICES FOR CLASS X RETAIL SHARES

          Ziegler has, and certain other brokers and financial institutions in the future may, enter into shareholder servicing agreements with North Track pursuant to which they provide shareholder services to the Fund. Under such agreements, the shareholder services agents (the "Shareholder Servicing Agents") maintain shareholder accounts for Class X Retail Shares of the Fund and perform the functions of transfer and dividend paying agents, among other services, with respect to such accounts. For providing these services, each Shareholder Servicing Agent receives a fee at an annual rate of up to 0.25% of that portion of the Fund's average daily net assets allocated to Class X Retail Shares owned by the customers of such Shareholder Servicing Agent and held in the shareholder accounts maintained by the Shareholder Servicing Agent. A Shareholder Servicing Agent may impose additional service charges and fees on its customer's accounts. The Shareholder Servicing Agent must invoice those charges and fees directly to the customer and may not deduct them from the customer's holdings in the Fund.

          Each shareholder servicing agreement continues in effect until terminated, and may be terminated by either party without cause on not less than 30 days nor more than 60 days prior notice. Each shareholder servicing agreement provides that the Shareholder Servicing Agent thereunder shall be indemnified by North Track for any action taken or omitted by the Shareholder Servicing Agent under the agreement except for: (a) the bad faith or negligence of the Shareholder Servicing Agent, its officers, employees or agents, or (b) any breach of applicable law by the Shareholder Servicing Agent, its officers, employees or agents, or (c) any action of the Shareholder Servicing Agent, its officers, employees or agents which exceeds the legal authority of the Shareholder Servicing Agent or its authority under its shareholder servicing agreement, of (d) any error or omission of the Shareholder Servicing Agent, its officers, employees or agents with respect to the purchase, redemption and transfer of Class X Retail Shares of the Fund held in accounts serviced by the Shareholder Servicing Agent or the Shareholder Servicing Agent's verification or guarantee of any signature of a shareholder owning Class X Retail Shares in such account.

          For the years ended December 31, 2000, 2001 and 2002, fees received by Ziegler with respect to the Class X Retail Shares pursuant to the Shareholder Servicing Agreement totaled $326,249, $327,917, and $331,666, respectively.

TRANSFER AGENT SERVICES

          PFPC Inc. provides transfer agent and dividend disbursing services for all outstanding shares of the Fund, other than Class X Retail Shares held pursuant to a Shareholder Services Agreement as described above. Its address is 760 Moore Road, King of Prussia, Pennsylvania 19406.


                             PERFORMANCE INFORMATION

          Yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Fund account having a balance of one Retail Share or Institutional Share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change computed at the end of the period by the value of the account at the beginning of the period to obtain the base period return, and multiplying the base period return by 365/7. The net change in the value of the account reflects the value of additional Retail Shares or Institutional Shares purchased with dividends declared on the original Retail Share or Institutional Share and any such additional Retail Shares or Institutional Shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Portfolio's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective annualized yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The yield and the effective yield for the Fund's shares for the seven days ended December 31, 2002 are reflected in the table below.

                                        YIELD AS OF         EFFECTIVE YIELD AS OF
        CLASS OF SHARES              DECEMBER 31, 2002        DECEMBER 31, 2002
       ---------------               -----------------      ---------------------
Class X Retail Shares                      0.99%                     0.99%
Class B Retail Shares                      0.19%                     0.19%
Class C Retail Shares(1)                    N/A                       N/A
Class Y Institutional Shares               1.65%                     1.66%

(1) No yield information is available because the Class C Retail Shares were not available until May 1, 2003.

          Yields will fluctuate and are not necessarily representative of future results. The investor should remember that yield is a function of the type and quality of the instruments held by the Fund, portfolio maturity and operating expenses. An investor's principal in the Fund is not guaranteed. See "Determination of Net Asset Value" for a discussion of the manner in which the Fund's price per share is determined.

          From time to time, the Fund in its advertising and sales literature may refer to the growth of assets managed or administered by the Advisor over certain time periods.

          Comparative performance information may be used from time to time in advertising or marketing the Fund's Retail Shares and Institutional Shares, including data from Lipper Analytical Services, Inc., IBC/Donoghue's Money Portfolio Report and other publications.


                   DETERMINATION OF NET ASSET VALUE PER SHARE;
                   VALUATION OF SECURITIES; REDEMPTION IN KIND


          The Prospectuses for the Classes discuss when the net asset value of the Fund is determined for purposes of sales and redemptions. The net asset value per share of the Fund is determined by subtracting the Fund's liabilities from the Fund's total assets and dividing the result by the total number of shares outstanding. The following is a description of the procedures used by the Fund in valuing its assets.

          The valuation of the Fund's securities is based on their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, generally without regard to the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

          The Fund's use of the amortized cost method of valuing their securities is permitted by a rule adopted by the SEC. The Fund will also maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less and invest only in securities determined by or under the supervision of the Board of Directors to be of high quality with minimal credit risks.

          Pursuant to the rule, the Board of Directors also has established procedures designed to allow the Fund to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of the Fund's holdings by the Board of Directors, at such intervals as it deems appropriate, to determine whether the value of the Fund's assets calculated by using available market quotations or market equivalents deviates from such valuation based on amortized cost.

          The rule also provides that the extent of any deviation between the value of the Fund's assets based on available market quotations (or an appropriate substitute which reflects current market conditions) and such valuation based on amortized cost must be examined by the Board of Directors. In the event the Board of Directors determines that a deviation exists that may result in material dilution or other unfair results to new or existing investors or existing shareholders, pursuant to the rule, the Board of Directors must cause the Fund to take such corrective action as the Board of Directors regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; or valuing the Fund's assets by using available market quotations.

          For the purpose of determining the deviation between the value of the Fund's assets based on available market quotations and such valuation based on amortized cost, if market quotations are not readily available, or if the securities are illiquid, the value of such portfolio securities will be determined in good faith by the Directors based upon calculations and findings made by the Advisor, and reviewed by the Directors. The Directors may consider that certain securities are securities for which market quotations are not readily available if the validity of the quotations received with respect to such securities appears to be questionable. Factors which the Directors might consider as indicating that the validity of market quotes is questionable include an inordinately large spread between bid and ask prices, or an inordinately small number of quotations indicating that there is only a thin market in the securities.

          North Track, on behalf of the Fund, reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by North Track and valued as they are for purposes of computing the Fund's net asset value (a redemption in kind). If payment is made in securities, an investor may incur transaction expenses in converting these securities into cash.

          The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

          Each investor in the Fund may add to or reduce its investment in the Fund on each Business Day of the Fund. A "Business Day" is any day on which the New York Stock Exchange is open for trading and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase shares of the Fund is received) during which there is sufficient trading in money market instruments that the Fund's net asset value might be materially affected. As of 12:00 noon (New York time) on each such Business Day, net asset value for the Classes of shares will be computed by dividing the value of the Fund's total net assets by the total number of shares outstanding, including all three Classes.


                                   TAX STATUS

          The following is only a summary of certain tax considerations generally affecting the Fund and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations.

          Each series of a series company, such as North Track, is treated as a single entity for Federal income tax purposes so that the net realized capital gains and losses of the various series in one fund are not combined. However, both classes of the Retail Shares and the class of Institutional Shares are treated as the same for tax purposes.

          The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code"). In order to qualify as a regulated investment company, the Fund must satisfy a number of requirements. Among such requirements is the requirement that less than 30 percent of the Fund's gross income be derived from the sale or other disposition of securities held for less than three months. In determining these gross income requirements, a loss from the sale or other disposition of securities does not enter into the computation.

          The Fund will distribute substantially all of its net income and capital gains so as to avoid any federal income tax to it. Although North Track expects the Fund to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, that portion of the Fund's income which is treated as earned in any such state or locality could be subject to state and local tax. Any such taxes paid by the Fund would reduce the amount of income and gains available for distribution to its shareholders.

          While the Fund does not expect to realize net long-term capital gains, any such gains realized will be distributed annually as described in the Fund's Prospectus. Such distributions ("capital gain dividends"), if any, will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares, and will be designated as capital gain dividends in a written notice mailed by the Fund to shareholders after the close of the Fund's prior taxable year.

          Dividends and other distributions paid to individuals and other non-exempt payees are subject to backup federal withholding tax if the Transfer Agent is not provided with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to such backup withholding or if the Fund is notified that the shareholder has under-reported income in the past. In addition, such backup withholding tax will apply to the proceeds of redemption or repurchase of shares from a shareholder account for which the correct taxpayer identification number has not been furnished. For most individual taxpayers, the taxpayer identification number is the social security number. An investor may furnish the Transfer Agent with such number and the required certifications by completing and sending the Transfer Agent either the Account Application form attached to the relevant Prospectus or IRS Form W-9.

          Interest on indebtedness incurred (directly or indirectly) by shareholders to purchase or carry shares will not be deductible for Federal income tax purposes.

          If a shareholder exchanges shares of one North Track Fund for shares of another, the shareholder will recognize gain or loss for federal income tax purposes. That gain or loss will be measured by the difference between the shareholder's basis in the shares exchanged and the value of the shares acquired.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

          As of January 31, 2003, the directors as a group owned less than 1% of the Fund. In addition, no person was known to be the "beneficial owner" (determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934) of more than 5% of the outstanding shares of the Fund, except the following:

NAME AND ADDRESS                                                       PERCENT OF       PERCENTAGE OF
OF SHAREHOLDER                                   NUMBER OF SHARES      CLASS OWNED        FUND OWNED
--------------                                   ----------------      -----------      ------------
Pershing as Agent-Omnibus Account for            132,942,115.770          90.8%             65.3%
Exclusive Benefit of BCZ Customers Procash          (Class X)
15th Floor
1 Pershing Plz
Jersey City, NY 07399

                       RETAIL SHARE DISTRIBUTION EXPENSES

          North Track's Distribution Plan (the "Plan") is its written plan contemplated by Rule 12b-1 (the "Rule") under the Act.

          The Plan authorizes Ziegler, as the "Distributor" of the Fund's shares, to make certain payments to any qualified recipient, as defined in the Plan, that has rendered assistance in the distribution of either class of the Fund's Retail Shares (but not its Institutional Shares), such as sale or placement of the Fund's Retail Shares or administrative assistance such as maintenance of sub-accounting or other records. Qualified recipients may include Selected Dealers, banks and other financial institutions. Under the Plan, the Distributor also may purchase advertising for Retail Shares of the Fund, pay for sales literature and other promotional material, and make payments to its sales personnel. As reimbursement for these expenses, the Plan entitles the Distributor to receive a annual service fee for Retail Shares of the Fund that are owned of record by the Distributor as nominee for the Distributor's customers or which are owned by those customers of the Distributor whose records, as maintained by North Track or its agent, designate the Distributor as the customer's dealer of record. Any such payments to qualified recipients or expenses will be reimbursed by the Fund, up to maximum annual amounts established under the terms of the Plan.

          CLASS X RETAIL SHARES. The maximum amount of service fees payable under the Plan during any calendar year with respect to Class X Retail Shares of the Fund may not exceed an annual rate of 0.15% of the average daily net assets of the Fund attributable to such shares.

          CLASS B AND C RETAIL SHARES. The maximum amount of service fees payable under the Plan during any calendar year with respect to Class B and Class C Retail Shares may not exceed an annual rate of 0.25% of the average daily net assets of the Fund attributable to such shares. The Plan entitles the Distributor to receive an additional distribution fee equal to 0.75% of the average net assets of the Fund attributable to its Class B and Class C Retail Shares. This distribution fee is designed to compensate the Distributor for assuming the costs of brokers' commissions in connection with the sale of the Class B and Class C Retail Shares and generally for its promotion of sales of Class B and Class C Retail Shares. The Fund therefore must pay this distribution fee, regardless of expenses actually incurred by the Distributor.

          The Distributor bears its expenses of distribution above the foregoing amounts. No reimbursement or payment may be made for expenses of past fiscal years or in contemplation of expenses for future fiscal years under the Plan.

          The Plan states that if and to the extent that any of the payments by North Track listed below are considered to be "primarily intended to result in the sale of shares" issued by North Track within the meaning of the Rule, such payments by North Track are authorized without limit under the Plan and shall not be included in the limitations contained in the Plan: (a) the costs of the preparation, printing and mailing of all required reports and notices to shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of North Track or other funds or other investments; (b) the costs of preparing, printing and mailing of all prospectuses to shareholders; (c) the costs of preparing, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of North Track's shares; (d) all legal and accounting fees relating to the preparation of any such reports, prospectuses, proxies and proxy statements; (e) all fees and expenses relating to the qualification of the funds and or their shares under the securities or "Blue Sky" laws of any jurisdiction;
(f) all fees under the Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of North Track's shares; (g) all fees and assessments of the Investment Company Institute or any successor organization or industry association irrespective of whether some of its activities are designed to provide sales assistance; (h) all costs of preparing and mailing confirmations of shares sold or redeemed or share certificates and reports of share balances; and (i) all costs of responding to telephone or mail inquiries of shareholders.

          The Plan also states that it is recognized that the costs of distribution of North Track's shares are expected to exceed the sum of permitted payments, permitted expenses, and the portion of the sales charge retained by the Distributor, and that the profits, if any, of North Track's investment advisors are dependent primarily on the advisory fees paid to them. If and to the extent that any investment advisory fees paid by North Track might, in view of any excess distribution costs, be considered as indirectly financing any activity which is primarily intended to result in the sale of shares issued by North Track, the payment of such fees is authorized under the Plan. The Plan states that in taking any action contemplated by Section 15 of the Act as to any investment advisory contract to which North Track is a party, the Board of Directors including its Directors who are not "interested persons" as defined in the Act, and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan ("Qualified Directors"), shall, in acting on the terms of any such contract, apply the "fiduciary duty" standard contained in Sections 36(a) and (b) of the Act.

          Under the Plan, North Track is obligated to pay distribution fees only to the extent of expenses actually incurred by the Distributor for the current year, and thus there will be no carryover expenses from the previous years. The Plan permits the Distributor to pay a portion of the distribution fee to authorized broker dealers, which may include banks or other financial institutions, and to make payments to such persons based on either or both of the following: (a) as reimbursement for direct expenses incurred in the course of distributing North Track shares or providing administrative assistance to North Track or its shareholders, including, but not limited to, advertising, printing and mailing promotional material, telephone calls and lines, computer terminals and personnel (including commissions and other compensation paid to such personnel); and/or (b) at a specified percentage of the average value of certain qualifying accounts of customers of such persons.

          The Plan requires that while it is in effect the Distributor shall report in writing at least quarterly to the Directors, and the Directors shall review, the following: (a) the amounts of all payments, the identity of recipients of each such payment, the basis on which each such recipient was chosen and the basis on which the amount of the payment was made; (b) the amounts of expenses and the purpose of each such expense; and
(c) all costs of the other payments specified in the Plan (making estimates of such costs where necessary or desirable) in each case during the preceding calendar or fiscal quarter.

          The Plan will continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Directors and by a majority of those Directors who are not interested persons of North Track cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time without penalty by a vote of a majority of those Directors who are not interested persons of North Track or by the vote of the holders of a majority of the outstanding voting securities of North Track, and, with respect to any North Track fund or with respect to the Fund's Retail Shares, by the vote of a majority of the outstanding shares of such fund or of the outstanding Class, as the case may be. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval. While the Plan is in effect, the selection and nomination of those Directors who are not interested persons of North Track is committed to the discretion of such disinterested Directors. Nothing in the Plan will prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Directors.

          The table below reflects distribution fees paid to the Distributor by the Fund pursuant to the Plan for the past three fiscal years:

YEAR            RULE 12b-1 DISTRIBUTION FEES
----            ----------------------------
           CLASS X      CLASS B         CLASS C
           -------      -------         -------
2000      $208,454     $10,347(1)       N/A (2)
2001      $198,173      $47,882         N/A (2)
2002      $217,270      $74,624         N/A (2)

--------------

(1)       Class B shares of the Fund were first available beginning
          December 15, 1999.

(2)       Class C shares of the Fund were not available until May 1, 2003.


                   COUNSEL AND INDEPENDENT AUDITORS

          Quarles & Brady LLP, as counsel for North Track, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of common stock being sold pursuant to the relevant Prospectus.

          The audited financial statements and financial highlights of the Fund for the year ended 12-31-02, which are incorporated by reference into the Fund's Prospectuses and this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as indicated in their report with respect thereto and incorporated by reference into the Fund's
Prospectuses and
this Statement of Additional Information in reliance upon the authority of said Firm as experts in accounting and auditing in giving said report. The financial highlights of the Fund for periods prior to the year ended December 31, 2002, which are incorporated by reference into the Prospectus and this Statement of Additional Information, were audited by Arthur Andersen LLP which has ceased operations. North Track has not obtained the consent of Arthur Andersen LLP to use or incorporate by reference its report on such audited financial highlights. As a result, shareholders of the Fund may not sue Arthur Andersen LLP under
Section 11 of the Securities Act of 1933.


                              FINANCIAL STATEMENTS

          The following audited financial statements and footnotes thereto of North Track Cash Reserve Fund, together with the Report of the Independent Public Accountants thereon, are incorporated herein by reference from the Fund's 2002 Annual Report to Shareholders.

          (1)       Balance Sheet for the Fund as of December 31, 2002.

          (2) Statement of Operations for the Fund for the year ended December 31, 2002.

          (3) Statements of Changes in Net Assets for the Fund for the years ended December 31, 2002 and 2001.

          (4)       Notes to Financial Statements.

          (5)       Schedule of Investments of the Fund as of December 31, 2002.

          A copy of the Fund's 2002 Annual Report to Shareholders may be obtained free of charge by writing or calling North Track, 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin, 53202, telephone 1-800-826-4600.

                                   APPENDIX A
                               SECURITIES RATINGS

          A description of the two highest commercial paper, bond and other short- and long-term rating categories assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc. ("Duff"), IBCA Limited and IBCA Inc. ("IBCA") and Thomson BankWatch, Inc. ("BankWatch") now follows.

COMMERCIAL PAPER AND SHORT-TERM RATINGS

          The designation A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

          The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior ability for repayment of senior short-term debt obligations, and Prime-1 repayment ability will often be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          The rating F-1+ (Exceptionally Strong Credit Quality) is the highest commercial paper rating assigned by Fitch. Paper rated F-1+ is regarded as having the strongest degree of assurance for timely payment. The rating F-2 (Very Strong Credit Quality) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than issues rated F-1+.

          The rating Duff 1+ is the highest commercial paper rating assigned by Duff. Paper rated Duff 1+ is regarded as having the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Paper rated Duff 1 is regarded as having a very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          The designation A1 by IBCA indicates that the obligation is supported by a strong capacity for timely repayment. Those obligations rated Al+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

          The rating TBW-1 is the highest short-term obligation rating assigned by BankWatch. A rating of TBW-1 indicates a very high likelihood that principal and interest will be paid on a timely basis. Obligations rated TBW-2 are in the second-highest category, indicating that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

BOND AND LONG-TERM RATINGS

          Bonds rated AAA have the highest rating assigned by S&P and possess an extremely strong capacity to pay principal and interest. Bonds rated AA by S&P are judged by S&P to have a very strong capacity to pay principal and interest, and differ from the higher rated issues only in small degree. Bonds rated AA may be modified by the addition of a plus or minus sign to show relative standing in the category.

          Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards and, together with the Aaa group, they comprise what are generally known as high-grade bonds. Bonds rated Aa are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies numerical modifiers 1, 2 and 3 in the Aa rating category. The modifier 1 indicates a ranking for the security in the higher end of this rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of the rating category.

          Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Bonds rated AA may be modified by the addition of a plus or minus sign to show relative standing in the category.

          Bonds rated AAA by Duff are considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt. Bonds rated AA+, AA and AA- are considered by Duff to be of high credit quality with strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

          Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations rated AA by IBCA have a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly. A plus or minus may be appended to a rating to denote relative status within major rating categories.

          IBCA also assigns a rating to certain international and U.S. banks. An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Long- and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

          In addition to its ratings of short-term obligations, BankWatch assigns a rating to each issuer it rates, in gradations of A through E. BankWatch examines all segments of the organization, including, where applicable, the holding company and operating subsidiaries. Long-term debt obligations rated in AAA, the highest category, indicate that the ability to repay principal and interest on a timely basis is very high. A rating of AA, BankWatch's second-highest category, indicates a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. BankWatch also assigns, in the case of foreign banks, a country rating ranging from I through V, which represents an assessment of the overall political and economic stability of the country in which the bank is domiciled.

NORTH TRACK FUNDS, INC.                    ACCOUNTING/PRICING AGENT

1-800-826-4600                             B.C. Ziegler and Company
250 East Wisconsin Avenue                  215 North Main Street
Suite 2000                                 West Bend, Wisconsin 53095
Milwaukee, Wisconsin 53202
                                           TRANSFER AND DIVIDEND DISBURSING AGENT
INVESTMENT ADVISOR
                                           PFPC Inc.
B.C. Ziegler and Company                   760 Moore Road
250 East Wisconsin Avenue                  King of Prussia, Pennsylvania 19406
Suite 2000
Milwaukee, Wisconsin 53202                 CUSTODIAN

DISTRIBUTOR                                Union Bank of California
                                           475 Sansome Street
B.C. Ziegler and Company                   San Francisco, California 94111
250 East Wisconsin Avenue
Suite 2000                                 LEGAL COUNSEL
Milwaukee, Wisconsin 53202
                                           Quarles & Brady LLP
                                           411 East Wisconsin Avenue
                                           Milwaukee, Wisconsin 53202

                                           AUDITOR

                                           Deloitte & Touche LLP
                                           180 North Stetson Avenue
                                           Chicago, IL  60601

                             NORTH TRACK FUNDS, INC.

                                     PART C

                                OTHER INFORMATION


Item 23. Exhibits

                    See Exhibit Index following Signature Page, which Exhibit Index is incorporated herein by this reference.

Item 24. Persons Controlled by or under Common Control with the Fund

                  Not applicable.

Item 25. Indemnification

                    Reference is made to Article IX of North Track's Bylaws filed as Exhibit No. (B) to its Registration Statement with respect to the indemnification of North Track's directors and officers, which is set forth below:

                    Section 9.1. Indemnification of Officers, Directors, Employees and Agents. The Corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such Proceeding to the fullest extent permitted by law; provided that:

                    (a) Whether or not there is an adjudication of liability in such Proceeding, the Corporation shall not indemnify any person for any liability arising by reason of such person's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or under any contract or agreement with the Corporation ("disabling conduct"); and

                    (b) The Corporation shall not indemnify any person unless:

                              (1) The court or other body before which the Proceeding was brought (i) dismisses the Proceeding for insufficiency of evidence of any disabling conduct, or (ii) reaches a final decision on the merits that such person was not liable by reason of disabling conduct; or

                              (2) Absent such a decision, a reasonable determination is made, based upon a review of the facts, by (i) the vote of a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or
                                        (ii) if such quorum is not obtainable,
                                        or even if obtainable, if a majority of
                                        a quorum of Directors described in
                                        paragraph (b)(2)(i) above so directs, by independent legal counsel in a written opinion, that such person was not liable by reason of disabling conduct.

                    Expenses (including attorneys' fees) incurred in defending a Proceeding will be paid by the Corporation in advance of the final disposition thereof upon an undertaking by such person to repay such expenses (unless it is ultimately determined that he is entitled to indemnification), if:

                              (1)       Such person shall provide adequate
                                        security for his undertaking;

                              (2) The Corporation shall be insured against losses arising by reason of such advance; or

                              (3) A majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such person will be found to be entitled to indemnification.

                    Section 9.2. Insurance of Officers, Directors, Employees and Agents. The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in or arising out of his position. However, in no event will the Corporation purchase insurance to indemnify any such person for any act for which the Corporation itself is not permitted to indemnify him.

Item 26. Business and Other Connections of Investment Advisor

                    (a)       B.C. Ziegler and Company

                              B.C. Ziegler and Company is a wholly owned subsidiary of The Ziegler Companies, Inc. It serves as investment advisor to all of the currently designated series of North Track Funds, Inc.

Set forth below is a list of the officers and directors of B.C. Ziegler and Company as of February 28, 2003, together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years:

                                            POSITION WITH
NAME                                 B.C. ZIEGLER AND COMPANY(1)              OTHER AFFILIATIONS(2)
----                                 ---------------------------              ---------------------
John J. Mulherin                     Director, President and Chief       Director of North Track Funds, Inc.
                                     Executive Officer

Gary P. Engle                        Senior Vice President

S. Charles O'Meara                   Senior Vice President,
                                     General Counsel,
                                     Secretary and Director

Donald A. Carlson, Jr.               Senior Managing Director,
                                     Ziegler Capital Markets
                                     Group

Robert J. Tuszynski                  Senior Managing Director,           President and Chief Executive Officer
                                     Ziegler Investment Services         of North Track Funds, Inc.
                                     Group

John Todd                            Managing Director, Ziegler
                                     Wealth Management Group

T. R. Paprocki                       Chief Operating Officer,
                                     Ziegler Capital Markets
                                     Group

J. C. Vredenbregt                    Senior Vice President,
                                     Director Chief Financial
                                     Officer, Treasurer and
                                     Controller

Brian K. Andrew                      Executive Vice President and
                                     Chief Investment Officer

--------------

(1) B.C. Ziegler and Company contains operating divisions, including the Ziegler Capital Markets Group, Ziegler Wealth Management Group and Ziegler Investment Services Group.

(2) Certain of the indicated persons are officers or directors, or both, of B.C. Ziegler and Company's parent, The Ziegler Companies, Inc., and of other subsidiaries of its parent. Other than these affiliations, and except as otherwise indicated on the table, the response is none.

                    (b)       Geneva Capital Management Ltd.

                              Geneva Capital Management Ltd. ("Geneva") serves as sub-advisor to the Managed Growth Fund. Geneva is a privately owned Wisconsin corporation. Set forth below is a list of the officers and directors of Geneva as of February 28, 2003, together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years (the business address of all such persons is c/o Geneva Capital Management Ltd., 250 East Wisconsin Avenue, Suite 1050, Milwaukee, Wisconsin 53202):

NAME                               POSITION WITH GENEVA         OTHER AFFILIATIONS
----                               --------------------         ------------------
William A. Priebe               Co-President and Director              None
Amy S. Croen                    Co-President and Director              None
John J. O'Hare II               Executive Vice President               None
William F. Schneider, M.D.      Director                               None


Item 27. Principal Underwriters

                 (a)                                                    OTHER INVESTMENT COMPANIES FOR WHICH
                                                                          UNDERWRITER ACTS AS UNDERWRITER,
                             UNDERWRITER                                   DEPOSITOR OR INVESTMENT ADVISOR
                             -----------                                ------------------------------------
                             B.C. Ziegler and Company         An underwriter for all of the mutual fund series of
                                                              North Track; American Tax-Exempt Bond Trust, Series 1
                                                              (and subsequent series); Ziegler U.S. Government
                                                              Securities Trust, Series 1 (and subsequent series);
                                                              American Income Trust, Series 1 (and subsequent series);
                                                              Ziegler Money Market Trust; The Insured American
                                                              Tax-Exempt Bond Trust, Series 1 (and subsequent series).

                    (b) A list of the officers and directors of B.C. Ziegler and Company as of December 31, 2002, together with information as to their positions with B.C. Ziegler and Company and with North Track, is set forth under Item 26(a) above. The address of each officer and director of B.C. Ziegler and Company is 250 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, Telephone (414) 978-6400.

                    (c)       Not applicable.

Item 28. Location of Accounts and Records

                    (a)       B.C. Ziegler and Company
                              215 North Main Street
                              West Bend, Wisconsin 53095

                              General ledger, including subsidiary ledgers; corporate records and contracts; portfolio ledger; shareholder documents, including IRA documents; and transaction journals and confirmations for portfolio trades for all of the Funds other than the Managed Growth Fund.

                    (b)       Geneva Capital Management, Ltd.
                              250 East Wisconsin Avenue
                              Suite 1050
                              Milwaukee, Wisconsin  53202

                              Transaction journals and confirmations for portfolio trades for the Managed Growth Fund.

Item 29. Management Services

                    Not applicable.

Item 30. Undertakings

                    Not applicable.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that this Post-Effective Amendment to its Registration Statement meets all of the requirements for effectiveness under Rule 485(b), and has caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Bend and State of Wisconsin on this 28th day of February, 2003.

                                     NORTH TRACK FUNDS, INC.


                                     By: /s/ Robert J. Tuszynski
                                         --------------------------------------
                                         Robert J. Tuszynski, President and CEO

          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed on this 28th day of February, 2003, by the following persons in the capacities indicated.

SIGNATURE                                            TITLE
---------                                            -----
/s/  Peter D. Ziegler                  Director and Chairman of the Board
----------------------
Peter D. Ziegler

/s/  Franklin P. Ciano                 Chief Financial Officer and Treasurer
----------------------                 (Chief Financial and Accounting Officer)
Franklin P. Ciano

/s/  Ralph J. Eckert*                  Director
----------------------
Ralph J. Eckert

/s/ Steven P. Kent*                    Director
----------------------
Steven P. Kent

/s/ James G. De Jong*                  Director
----------------------
James G. De Jong

/s/ Marcia L. Wallace*                 Director
----------------------
Marcia L. Wallace


*By:  /s/ Robert J. Tuszynski
      ------------------------
      Robert J. Tuszynski, pursuant to a
      Power of Attorney dated February 28,
      2002, a copy of which is filed
      herewith (see following page)

                             NORTH TRACK FUNDS, INC.

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Robert J. Tuszynski, Franklin P. Ciano and S. Charles O'Meara, or any of them, with full power of substitution, as his true and lawful attorneys and agents, to execute in his name and on his behalf, in any and all capacities, North Track Funds, Inc.'s Registration Statement on Form N-1A (Registration No. 33-12 under the Securities Act of 1933; File No. 811-4401 under the Investment Company Act of 1940) filed with the Securities and Exchange Commission under both the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, together with any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable North Track Funds, Inc. to comply with such Acts and the rules, regulations and requirements of the Securities and Exchange Commission and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all actions that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any of such attorneys and agents have, and may exercise, all of the powers conferred herein.

          IN WITNESS WHEREOF, each of the undersigned directors of North Track Funds, Inc. has hereunto set his hand as of this 28th day of February, 2002.

/s/ Peter D. Ziegler                      /s/ James G. DeJong
---------------------                     -------------------
Peter D. Ziegler                          James G. DeJong


/s/ Steven P. Kent                        /s/ Ralph J. Eckert
---------------------                     -------------------
Steven P. Kent                            Ralph J. Eckert

/s/ Marcia L. Wallace
---------------------
Marcia L. Wallace

                                  EXHIBIT INDEX

                                                          PREVIOUSLY FILED AND INCORPORATED
                                                                   BY REFERENCE FROM:

                                                         1933 ACT
                                                      POST-EFFECTIVE
EXHIBIT                                                  AMENDMENT       DATE FILED        FILED
NUMBER                  DESCRIPTION                       NUMBER          WITH SEC       HEREWITH
------                  -----------                   --------------     ----------      --------
(A)(1)       Amended and Restated Articles                 38             4/30/97
             of Incorporation

(A)(2)       Articles Supplementary filed                  54              3/2/00
             February 29, 2000

(A)(3)       Articles of Amendment filed                   62              3/1/02
             March 1, 2001

(A)(4)       Articles Supplementary filed                  62              3/1/02
             March 5, 2001

(A)(5)       Certificate of Correction to                  62              3/1/02
             Articles of Amendment filed
             March 9, 2001

(A)(6)       Certificate of Correction to                  62              3/1/02
             Articles Supplementary filed
             March 9, 2001

(A)(7)       Articles Supplementary filed                  65            12/30/02
             May 7, 2002

(B)          By-Laws                                       38             4/30/97

(C)          Rule 18f-3 Operating Plan                     54              3/2/00

(D)(1)       Investment Advisory Agreement                 48             2/12/99
             with B.C. Ziegler and Company

(D)(2)       Sub-Advisory Agreement with                   47            12/31/98
             Geneva Capital Management

(D)(3)       Schedule reflecting addition of               60             3/27/01
             and fees applicable to Dow Jones
             U.S. Health Care 100 Plus and
             Dow Jones U.S. Financial 100
             Plus Funds

(E)(1)       Distribution Agreement                        48             2/12/99

                                                          PREVIOUSLY FILED AND INCORPORATED
                                                                   BY REFERENCE FROM:

                                                         1933 ACT
                                                      POST-EFFECTIVE
EXHIBIT                                                  AMENDMENT       DATE FILED        FILED
NUMBER                  DESCRIPTION                       NUMBER          WITH SEC       HEREWITH
------                  -----------                   --------------     ----------      --------

(E)(2)       Amendment No. 1, dated                        54              3/2/00
             February 29, 2000, to Amended
             and Restated Distribution
             Agreement

(E)(3)       Form of Selected Dealer                       48             2/12/99
             Agreement

(E)(4)       Schedule reflecting addition of               60             3/27/01
             Dow Jones U.S. Health Care
             100 Plus and Dow Jones U.S.
             Financial 100 Plus Funds

(F)          Not Applicable

(G)(1)       Mutual Fund Custody Agreement                 62              3/1/02
             with Union Bank of
             California, N.A.

(G)(2)       Agreement for Securities                      62              3/1/02
             Lending and Repurchase
             Agreement Services with
             Union Bank of California, N.A.

(H)(1)       Transfer Agency and Services                  62              3/1/02
             Agreement with First Data
             Investor Services Group, Inc.
             (PFPC Global Fund Services)

(H)(2)       Accounting/Pricing Agreement                  65            12/30/02

(H)(3)       Schedule reflecting addition of               60             3/27/01
             and fees applicable to Dow
             Jones U.S. Health Care 100 Plus
             and Dow Jones U.S. Health Care
             100 Plus Funds

(H)(4)       Shareholder Servicing Agreement               36            12/10/96
             for Class X Retail Shares of the
             Cash Reserve Fund

(H)(5)       Administrative Services Agreement             48             2/12/99
             for Cash Reserve Fund

(H)(6)       License Agreement with Pacific                37             2/28/97
             Stock Exchange Incorporated

                                                          PREVIOUSLY FILED AND INCORPORATED
                                                                   BY REFERENCE FROM:

                                                         1933 ACT
                                                      POST-EFFECTIVE
EXHIBIT                                                  AMENDMENT       DATE FILED        FILED
NUMBER                  DESCRIPTION                       NUMBER          WITH SEC       HEREWITH
------                  -----------                   --------------     ----------      --------
(H)(7)       First Amendment to License                    62              3/1/02
             Agreement with Pacific
             Exchange Incorporated

(H)(8)       License Agreement with                        51             4/30/99
             Standard and Poor's

(H)(9)       Form of License Agreement                     60             3/27/01
             with Dow Jones

(H)(10)      Administration Agreement                      55              5/1/00

(H)(11)      Schedule reflecting addition of               60             3/27/01
             and fees applicable to Dow
             Jones U.S. Health Care 100 Plus
             and Dow Jones U.S. Financial
             100 Plus Funds

(H)(12)      Loan Agreement with Union                     62              3/1/02
             Bank of California, N.A.

(H)(13)      Expense Reimbursement and Fee Waiver                                           X
             Commitment for Wisconsin Tax-Exempt Fund

(H)(14)      Expense Reimbursement and Fee Waiver                                           X
             Commitment for Dow Jones U.S.
             Health Care 100 Plus Fund and
             Dow Jones U.S. Financial 100 Plus
             Fund

(I)          Opinion of Counsel                            38             4/30/97

(J)(1)       Consent of Independent Auditors                                                X

(J)(2)       Consent of Counsel                                                             X

(K)          Not Applicable

(L)          Not Applicable

(M)(1)       Amended and Restated Distribution             54              3/2/00
             Plan Pursuant to Rule 12b-1,
             including Form of Related
             Agreement with Selected
             Dealers

(M)(2)       Schedule reflecting addition of               60             3/27/01
             and fees applicable to Dow
             Jones U.S. Health Care 100 Plus
             and Dow Jones U.S. Financial
             100 Plus Funds

(O)          See Exhibit (C)

(P)          Code of Ethics                                55              5/1/00


                                       3